As filed with the Securities and Exchange Commission on January 29, 2002.

                                                    Registration No. -----------

                    U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-14

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

 [  ] Pre-Effective Amendment No. ---    [  ] Post-Effective Amendment No. ---

                        (Check appropriate box or boxes)

Exact Name of Registrant as
  Specified in Charter:                        Area Code and Telephone Number:

      NORTH TRACK FUNDS, INC.                  (262) 808-2199

Address of Principal Executive Offices (Number, Street, City, State, Zip Code):

                             215 NORTH MAIN STREET
                           WEST BEND, WISCONSIN 53095

Name and Address of Agent of Service:      With a copy to:

Robert J. Tuszynski                        Charles M. Weber, Esq.
President                                  Quarles & Brady LLP
North Track Funds, Inc.                    411 East Wisconsin Avenue
215 North Main Street                      Milwaukee, Wisconsin 53202
West Bend, Wisconsin 53095

     Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

     It is proposed that this filing will become effective on February 28, 2002, pursuant to Rule 488.

     The Registrant has previously registered an indefinite number of its shares of beneficial interest, without par value, pursuant to Section 24(f) under the Investment Company Act of 1940, as amended. Accordingly, no filing fee is due in reliance on Section 24(f).

                            [NORTH TRACK LETTERHEAD]

                                                  March 1, 2002

Dear North Track Achievers Fund Shareholder:

     I am writing to you about an important matter involving the Achievers Fund. After much consideration, we believe it would be in the best interests of the Achievers Fund shareholders if the Achievers Fund were merged into the S&P 100 Plus Fund, another series of North Track Funds, Inc. In recent years, North Track has emphasized an offering of sector-specific and enhanced index funds as well as a discrete selection of more actively managed funds to round out an investor's overall portfolio. The Achievers Fund does not complement North Track's array of index funds, especially given its similarities to the S&P 100 Plus Fund and investment overlap. Although there are important differences between the two funds in terms of their investment objectives and strategies, the S&P 100 Plus Fund, like the Achievers Fund, generally seeks a combination of capital appreciation and dividend income by investing primarily in common stocks of companies with larger market capitalizations. Moreover, it has been increasingly difficult for the Achievers Fund to grow in size and generate healthy returns under its principal strategy of investing in larger companies with superior records of dividend growth, as more S&P 500 companies are reinvesting capital in their businesses rather than paying significant dividends.

     Enclosed is a Proxy Statement/Prospectus that describes and seeks your approval of a Plan of Reorganization and Liquidation for the Achievers Fund. As a result of the transactions proposed in the Plan, substantially all of the assets of the Achievers Fund would be transferred to the S&P 100 Plus Fund, and you would receive shares of the S&P 100 Plus Fund in exchange for your Achievers Fund shares. The S&P 100 Plus Fund shares you receive would be the same class as the class of shares you own in the Achievers Fund. Immediately following the transfer, we expect that the dollar value of your account will remain the same as it was immediately before the transfer. NO SALES CHARGE WOULD BE IMPOSED ON THE SHARES ISSUED OR SURRENDERED IN THIS EXCHANGE, and the exchange is structured to be a tax-free reorganization for federal income tax purposes. The transaction would also enable you to enjoy the potential benefits of owning shares of a larger, combined fund, including a lower expense ratio, while remaining a part of the North Track family. The two Funds have the same investment advisor, distributor and other service providers, and offer the same sales charges, purchase and redemption procedures, exchange rights and other shareholder services. We feel the S&P 100 Plus Fund presents an attractive alternative for the Achievers Fund shareholders.

     The Board of Directors of North Track has unanimously approved this transaction and recommends that you vote "FOR" the Plan.

     Please read the Proxy Statement/Prospectus carefully and cast your votes by completing and returning the enclosed proxy card. Also attached are answers to questions we anticipate some of you may have. For more information about the S&P 100 Plus Fund, we have also enclosed its current prospectus and its Annual Report for the year ended October 31, 2001.

     Your vote is essential to accomplish the transactions proposed in the Plan. To help avoid additional expense, be sure to vote promptly. If you have any questions, please call us at 1-800-826-4600 (Option 2). We will be glad to help you.

     Thank you for your consideration and continued support.

                                   Sincerely,

                                   Robert J. Tuszynski
                                   President

                       IMPORTANT INFORMATION TO HELP YOU
                      UNDERSTAND AND VOTE ON THE PROPOSALS

     Although you should read the full text of the enclosed Proxy Statement/Prospectus, we hope this brief overview will explain why the North Track Board of Directors believes you should vote FOR a Plan of Reorganization and Liquidation (the "Plan") for the Achievers Fund. The Plan involves the transfer of substantially all of the assets of the Achievers Fund to the S&P 100 Plus Fund, another series of North Track Funds, Inc. ("North Track"), and the exchange of your shares of the Achievers Fund for shares of the same class of the S&P 100 Plus Fund in a reorganization expected to be tax free for federal income tax purposes (the "Reorganization").

WHY HAS THE NORTH TRACK BOARD OF DIRECTORS DECIDED TO RECOMMEND THE PLAN?

     In recommending the Plan, the Board considered a number of factors. The Achievers Fund has a principal strategy of investing primarily in common stocks of companies which have market capitalizations in excess of $2 billion and a five-year average dividend growth rate which exceeds that of the S&P 500 Index by at least 20%. In recent years, dividends have generally decreased as a percentage of company stock prices and have constituted a smaller portion of investor return. Companies have increasingly reinvested more capital into their businesses and paid smaller dividends, resulting in declining average dividend and dividend growth rates. Larger corporations that pay smaller dividends or no dividends at all have, on balance, outperformed companies that pay large dividends. These factors have made it increasingly difficult for the Fund to achieve a rate of return which B.C. Ziegler & Company, the Fund's advisor, and the Board consider acceptable.

     In addition, the Achievers Fund's investment style and returns have not proved to be as attractive to new investors as other investment options offered by other funds in the North Track family of funds or in the marketplace generally. As a result, although the Achievers Fund has been in existence for 15 years, it has not been able to grow to a competitive level. As of December 31, 2001, the Achievers Fund had net assets of $27.4 million, which was less than its net assets five years ago. The Fund's relatively small  size  means  that  it has  been  unable  to  achieve  the economies of scale that can often be achieved with larger funds. For example, the expense ratio of the Class A shares of the Fund for 2001 was 1.60%, compared to 1.06% for the larger North Track S&P 100 Plus Fund, which also benefits from a lower management fee.

     The Board considered the increased popularity of and focus on indexed equity products by the investing public and the range of such products offered by other funds in the North Track family. The Board believed that it was unlikely that the Achievers Fund would soon become as an attractive an option for those interested in investing through North Track because the Fund does not complement the other funds offered by North Track, which increasingly have focused on indexed equity products.

     After considering numerous alternatives, the Board of Directors unanimously concluded that the interests of the Achievers Fund shareholders would be best served if the Achievers Fund's assets are transferred to the S&P 100 Plus Fund in the Reorganization. The Board does not believe such alternatives as merging the Achievers Fund into another mutual fund, retaining another investment advisory firm to manage the Achievers Fund, liquidating the Achievers Fund or maintaining the status quo are as beneficial to the Achievers Fund shareholders as the proposed Reorgani-zation.

WHAT ARE THE ANTICIPATED ADVANTAGES OF THE PROPOSED TRANSACTION?

     The North Track Board of Directors believes that the proposed transaction will enable shareholders to enjoy the potential benefits of owning shares in a larger, combined fund, such as a lower expense ratio, that, like the Achievers Fund, seeks capital growth and income by investing in large cap stocks. The S&P 100 Plus Fund also has had a lower portfolio turnover than the Achievers Fund and potentially less taxable capital gains. In addition, the S&P 100 Plus Fund, as a part of the North Track family of funds, has the same investment advisor, distributor sales charge structure, purchase and redemption procedures, exchange rights and shareholder services as the Achievers Fund.

HOW DO THE S&P 100 PLUS FUND'S INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES COMPARE TO THOSE OF THE ACHIEVERS FUND?

     Broadly speaking, the S&P 100 Plus Fund and the Achievers Fund both seek capital growth and dividend income by investing in common stocks of companies with larger market capitalizations. Yet, there are significant differences between the Funds in terms of their investment objectives and principal strategies. The investment objective of the S&P 100 Plus Fund is to obtain a total return from dividends and capital gains which, before deducting the Fund's operating expenses, exceeds the total return of the S&P 100 Index. The S&P 100 Plus Fund invests in a portfolio of common stocks that approximately parallel the composition of the S&P 100 Index, but does not intend to replicate the Index at all times. The investment objective of the Achievers Fund is to obtain capital appreciation and income by investing in a portfolio of common stocks of companies that have achieved a superior record of dividend growth. The Achievers Fund invests primarily in common stocks of companies that have market capitalizations in excess of $2 billion and have a five-year average dividend growth rate which exceeds that of the S&P 500 Index by at least 20%.

HOW DO THE SALES CHARGES AND EXPENSES OF THE FUNDS COMPARE?

     Both Funds offer three classes of shares and the sales load structures for the three classes are the same between the Funds. Class A shares have a 5.25% maximum front-end sales charge and a 0.25% distribution (or 12b-1) fee. Class B shares have a maximum 5.00% contingent sales charge and a 1.00% 12b-1 fee. Class C shares have a 1.00% front-end sales charge, a 1.00% contingent deferred sales charge and a 1.00% 12b-1 fee.

     No sales charge will be imposed on the S&P 100 Plus Fund shares you receive, and no redemption charge will be imposed on the Achievers Fund shares you exchange in the Reorganization.

     The management fee of the S&P 100 Plus Fund is lower than that of the Achievers Fund, due to the fact that the S&P 100 Plus Fund does not require the same active portfolio management as the Achievers Fund. The management fee paid by the S&P 100 Plus Fund is at the annual rate of 0.575% of the first $20 million of the Fund's average daily net assets, 0.45% of the next $30 million, 0.40% of the next $50 million, 0.35% of the next $400 million and 0.30% thereafter. The management fee paid by the Achievers Fund is 0.75% of the first $250 million of the Fund's average daily net assets, 0.70% of the next $250 million and 0.65% thereafter.

     The annual operating expenses as a percentage of average daily net assets (the "expense ratio") of the S&P 100 Plus Fund are significantly less than those of the Achievers Fund. For the year ended October 31, 2001, the expense ratios of the S&P 100 Plus Fund were 1.06% for Class A shares, 1.82% for Class B shares and 1.83% for Class C shares, while the expense ratios for the Achievers Fund were 1.60% for Class A shares, 2.34% for Class B shares and 2.37% for Class C shares.

WHAT ARE THE FEDERAL TAX IMPLICATIONS OF THE REORGANIZATION?

     North Track expects to obtain a legal opinion from its counsel that, subject to certain conditions, the Reorganization will be tax-free for federal income tax purposes to shareholders of the Achievers Fund and to each of the Funds.

     However, prior to the Reorganization, the Achievers Fund will need to sell portfolio securities that are ineligible for investment by the S&P 100 Plus Fund (i.e., stocks that do not comprise the S&P 100 Index). The sale of these securities will likely cause the Achievers Fund to recognize capital gains, which would be distributed and taxable to the Achievers Fund shareholders. Assuming the Reorganization had occurred on December 31, 2001, the Achievers Fund would have recognized $639,450 in net capital gains from the sale of stocks that could not be held by the S&P 100 Plus Fund, or approximately $0.41 per share of the Achievers Fund.

WHAT WILL BE THE SIZE OF THE S&P 100 PLUS FUND AFTER THE REORGANIZATION AND WHAT IMPACT IS THAT EXPECTED TO HAVE ON THE SHAREHOLDERS OF THE ACHIEVERS FUND?

     As of December 31, 2001, the net assets of the S&P 100 Plus Fund and the Achievers Fund were approximately $250.8 million and $27.4 million, respectively. If the Reorganization had occurred on December 31, 2001, the net assets of the S&P 100 Plus Fund after the Reorganization would have been $278.2 million. Shareholders of the Achievers Fund may derive benefits such as lower costs that typically are associated with larger funds.

HOW WILL YOU DETERMINE THE NUMBER OF SHARES OF THE S&P 100 PLUS FUND THAT I WILL RECEIVE IN THE REORGANIZATION?

     As of the close of business on the closing date of the transaction, shareholders will receive the number of full and fractional shares of the S&P 100 Plus Fund that is equal in value to the net asset value of their shares of the Achievers Fund on that date. The anticipated closing date is April 30, 2002.

IF I PRESENTLY HOLD CLASS A, B OR C SHARES OF THE ACHIEVERS FUND, WHAT CLASS OF SHARES WILL I RECEIVE IN THE TRANSACTION?

     Like the Achievers Fund, the S&P 100 Plus Fund presently issues its shares in three separate classes, one class (Class A) which bears a front-end sales charge, a second class (Class B) which carries a contingent deferred sales charge, and a third class (Class C) which bears a small front-end sales charge and a small contingent deferred sales charge. Your shares of the Achievers Fund will be exchanged for shares of the same class of the S&P 100 Plus Fund.

WILL I HAVE TO TAKE ANY STEPS TO RECEIVE SHARES OF THE S&P 100 PLUS FUND?

     If the proposed transaction is approved by shareholders of the Achievers Fund at the meeting and the transaction subsequently is completed in accordance with the Plan, you automatically will receive the number of shares of the S&P 100 Plus Fund which you are entitled to receive in exchange for your shares of the Achievers Fund. You will not be required to take any steps to receive these shares. If you hold certificates representing shares of the Achievers Fund, you will have to turn in these certificates, and you will not receive any certificates for the S&P 100 Plus Fund shares. Instead, your shares will be held in non-certificated form, and you will receive a written confirmation of the shares of the S&P 100 Plus Fund issued to you.

HAS THE BOARD OF DIRECTORS APPROVED THE PROPOSAL?

     Yes. The Board of Directors of North Track has unanimously approved the proposal and recommends that you vote in favor of the proposal.

WHAT IF THERE ARE NOT ENOUGH VOTES TO REACH A QUORUM BY THE SCHEDULED DATE OF THE SHAREHOLDER MEETING?

     Although we expect to have a quorum for the meeting, if a quorum is not obtained, the meeting will be postponed to allow time to solicit additional proxies from shareholders. We urge you to vote promptly after reviewing the enclosed material so that the meeting is not delayed.

HOW MANY VOTES AM I ENTITLED TO CAST?

     You are entitled to one vote for each share of the Achievers Fund that you owned on the record date. The record date is February --, 2002.

HOW DO I VOTE MY SHARES?

     Voting is easy. You can vote your shares by completing and signing the enclosed proxy card and mailing it in the enclosed postage-paid envelope. If you need any assistance or have any questions concerning the proposal or how to vote your shares, please call North Track at (800) 826-4600, option 2.

HOW DO I SIGN THE PROXY CARD?

Individual Accounts:  Shareholders should sign exactly as their names appear on the account registration shown on the card.

Joint Accounts:       Both owners must sign exactly as their names appear in
                      the registration.

All Other Accounts:   The person signing must indicate his or her capacity.
                      For example, a trustee for a trust or other entity should sign, "Jane F. Doe, Trustee."

  This material may be used only when preceded or accompanied by a prospectus.

              B.C. Ziegler and Company, distributor.  Member SIPC.


                            NORTH TRACK FUNDS, INC.
                                 ACHIEVERS FUND

                             215 North Main Street
                           West Bend, Wisconsin 53095
                                 (800) 826-4600

                  NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS
                               ON April --, 2002

     To the Shareholders of the North Track Achievers Fund:

     NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the "Meeting") of the Achievers Fund, a mutual fund series of North Track Funds, Inc. ("North Track"), will be held on April --, 2002 at -------, Central Time, at -------------------------------, Wisconsin. The purpose of the Meeting is to consider and act upon the following:

     1. To approve a Plan of Reorganization and Liquidation (the "Plan") for the Achievers Fund, and the consummation of the transactions contemplated therein. Pursuant to the Plan, the Achievers Fund would transfer substantially all of its assets, net of the liabilities, to the S&P 100 Plus Fund, another series of North Track, and, in exchange, would receive Class A, B and C shares of the S&P 100 Plus Fund having an aggregate net asset value equal to the aggregate net asset value of the Achievers Fund assets so transferred. Upon this transfer, the Achievers Fund would liquidate and distribute the shares of the S&P 100 Plus Fund pro rata to its shareholders. The Achievers Fund shareholders would thereby become shareholders of the S&P 100 Plus Fund and own the same class of shares they held in the Achievers Fund. It is expected that the value of each shareholder's account in the S&P 100 Plus Fund immediately after the exchange would be the same as the value of that shareholder's account in the Fund immediately prior to the exchange.

     2. To transact such other business as may properly come before the Meeting or any adjournments thereof.

     The Board of Directors of North Track has fixed the close of business on February --, 2002, as the record date for the determination of shareholders of the Achievers Fund entitled to notice of, and to vote at, the Meeting and any adjournments thereof.

                                   By Order of the Board of Directors
                                   --------------------------------------------
                                   Kathleen Cain, Secretary

March 1, 2002

        YOUR VOTE IS IMPORTANT -- PLEASE RETURN YOUR PROXY CARD PROMPTLY

SHAREHOLDERS ARE URGED TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE. IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.

                            NORTH TRACK FUNDS, INC.

                                 ACHIEVERS FUND
                               S&P 100 PLUS FUND

                             215 NORTH MAIN STREET
                           WEST BEND, WISCONSIN 53095
                                 1-800-826-4600

                           PROXY STATEMENT/PROSPECTUS
                                 MARCH 1, 2002

     This Proxy Statement/Prospectus is being furnished in connection with the solicitation of proxies by the Board of Directors of North Track Funds, Inc. ("North Track") for use at a Special Meeting of Shareholders of the Achievers Fund, a mutual fund series of North Track, to be held at ------, Central Time, on April --, 2002 at -------------------------------, Wisconsin (the "Meeting").

     The purpose of the Meeting is to consider and vote on the Plan of Reorganization and Liquidation (the "Plan") for the Achievers Fund. The Plan calls for the reorganization of the Achievers Fund into the S&P 100 Plus Fund, another mutual fund series of North Track. Pursuant to the Plan, all of the assets of the Achievers Fund (net of its liabilities) would be transferred to and acquired by the S&P 100 Plus Fund in exchange solely for shares of common stock of the S&P 100 Plus Fund. Shares of the S&P 100 Plus Fund received by the Achievers Fund would then be distributed pro rata to shareholders of the Achievers Fund, and the Achievers Fund would be liquidated and discontinued as a separate mutual fund series of North Track. It is expected that the dollar value of each Achievers Fund shareholder's account in the S&P 100 Plus Fund after these proposed transactions (the "Reorganization") would be the same as the dollar value of such shareholder's account in the Achievers Fund immediately prior to the Reorganization. Holders of Class A, B or C shares of the Achievers Fund will receive the same class of shares of the S&P 100 Plus Fund in the Reorganization. The Reorganization is intended to qualify as a tax-free reorganization so that shareholders of the Achievers Fund will not recognize any gain or loss through the exchange of shares in the Reorganization. No sales charge or commission will be imposed upon the S&P 100 Plus Fund shares issued, or the Achievers Fund shares surrendered, in the Reorganization. See "The Plan."

     The S&P 100 Plus Fund seeks to obtain a total return from dividends and capital gains which, before deducting the Fund's operating expenses, exceeds the total return of the S&P 100 Index. The Fund attempts to achieve its objective by investing in a portfolio of common stocks that approximately parallels the composition of the S&P 100 Index, but it does not intend to replicate the Index at all times. There are significant differences between the investment objective and principal strategies of the S&P 100 Plus Fund and those of the Achievers Fund, although both Funds generally seek capital growth and dividend income by investing primarily in stocks of companies with larger market capitalizations. See "Comparison of Investment Objectives and Principal Strate-gies" below.

     This Proxy Statement/Prospectus sets forth concisely the information that shareholders of the Achievers Fund should know before voting on the Reorganization. It also constitutes an offering of shares of the S&P 100 Plus Fund. Please read this Proxy Statement/Prospectus carefully and retain it for future reference.

     THE SECURITIES AND EXCHANGE COMMISSION HAD NOT APPROVED OR DISAPPROVED THE S&P 100 PLUS FUND SHARES TO BE ISSUED IN THE REORGANIZATION OR DETERMINED IF THE PROXY STATEMENT/PROSPECTUS IS TRUTHFUL OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

     A Statement of Additional Information of the S&P 100 Plus Fund, dated March 1, 2002, relating to this Proxy Statement/Prospectus (the "Reorganization SAI") has been filed with the Securities and Exchange Commission (the "SEC" or the "Commission") and is incorporated herein by reference. Copies of the Reorganization SAI may be obtained without charge by writing to North Track at 215 North Main Street, West Bend, Wisconsin 53095, or by calling North Track at 1-800-826-4600, option 2. In addition, the following documents have been filed with the Commission and are incorporated by reference herein:

     1. Prospectus of the S&P 100 Plus Fund, dated March 1, 2002 ("S&P 100 Plus Fund Prospectus");

     2. Statement of Additional Information of the S&P 100 Plus Fund, dated March 1, 2002 ("S&P 100 Plus Fund SAI");

     3. Annual Report of the S&P 100 Plus Fund for the year ended October 31, 2001 ("S&P 100 Plus Fund Annual Report");

     4. Prospectus of the Achievers Fund, dated March 1, 2002 ("Achievers Fund Prospectus");

     5. Statement of Additional Information of the Achievers Fund, dated March 1, 2002 ("Achievers Fund SAI"); and

     6. Annual Report of the Achievers Fund for the year ended October 31, 2001 (the "Achievers Fund Annual Report").

     The S&P 100 Plus Fund Prospectus, Achievers Fund Prospectus and S&P 100 Plus Fund and Achievers Fund Annual Reports accompany this Proxy Statement/Prospectus, and a copy of the S&P 100 Plus Fund SAI and Achievers Fund SAI may be obtained without charge by writing to North Track at the above address or telephone number.

     The Achievers fund and the S&P 100 Plus Fund are collectively referred to in this Proxy Statement/Prospectus as the "Funds" and each as a "Fund."

                             TABLE OF CONTENTS

AVAILABLE INFORMATION........................................................  5

INTRODUCTION, VOTING INFORMATION AND REQUIREMENTS............................  6

SYNOPSIS.....................................................................  8
     Introduction............................................................  8
     The Plan................................................................  8
     Reasons for the Proposed Reorganization.................................  9
     Federal Tax Consequences................................................ 12
     Comparison of S&P 100 Plus Fund and Achievers Fund...................... 12

RISK FACTORS................................................................. 23
     Market and Objective Risks.............................................. 24
     Underweighting/Overweighting Strategy Risk.............................. 24
     Imperfect Correlation Risk.............................................. 24
     Stock Selection Risk.................................................... 24
     Changes to Investment Objective......................................... 24

COMPARISON OF THE FUNDS' INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES...... 25
     Investment Objectives................................................... 25
     Principal Strategies.................................................... 25
     Additional Information About Investment Practices....................... 26
     Performance of the S&P 100 Plus Fund.................................... 29

APPROVAL OF THE PLAN AND REORGANIZATION...................................... 29
     Description of the Plan................................................. 29
     Other Terms............................................................. 31
     Section 17(a) Matters................................................... 32
     Background and Reasons for the Proposed Reorganization.................. 32
     Federal Tax Considerations.............................................. 36


DESCRIPTION OF SECURITIES TO BE ISSUED AND RIGHTS OF SHAREHOLDERS............ 39

CAPITALIZATION............................................................... 40

OWNERSHIP OF FUND SHARES..................................................... 41
     Achievers Fund.......................................................... 41
     S&P 100 Plus Fund....................................................... 42

MISCELLANEOUS................................................................ 43
     Independent Public Accountants.......................................... 43
     Interests of Experts and Counsel........................................ 43
     Other Matters........................................................... 43

NORTH TRACK FUNDS, INC. POWER OF ATTORNEY....................................  1

APPENDIX A - PLAN OF REORGANIZATION AND LIQUIDATION........................  A-1

                             AVAILABLE INFORMATION

     North Track has filed with the Commission a Registration Statement on Form N-14 (the "Registration Statement") with respect to the shares of the S&P 100 Plus Fund offered hereby. As permitted by the rules and regulations of the Commission, this Proxy Statement/Prospectus omits certain information, exhibits and undertakings contained in the Registration Statement. Such additional information can be inspected at the principal offices of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, as well as at the Commission's regional offices at Seven World Trade Center, 13th Floor, New York, New York 10048; and CitiCorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60621. Copies of the Registration Statement can be obtained from the Commission at prescribed rates by writing to the Commission at any such address. For further information, reference is made to the Registration Statement and to the exhibits thereto.

     In addition to the above, the S&P 100 Plus Fund and the Achievers Fund are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith, file reports and other information with the SEC. Proxy materials, reports and other information about the S&P 100 Plus Fund and the Achievers Fund which are of public record also can be inspected and copied at public reference facilities maintained by the Commission at the above addresses. Copies of these materials can be inspected and copied at the Commission's principal and regional offices described above and can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, D.C. 20549. The Commission also maintains a Web site at http:\\www.sec.gov that will contain certain other publicly available documents about North Track, the S&P 100 Plus Fund and the Achievers Fund.

     No person has been authorized to give any information or to make any representations other than those contained in this Proxy Statement/Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by North Track. This Proxy Statement/Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it would be unlawful to make such offer in such state or jurisdiction.

               INTRODUCTION, VOTING INFORMATION AND REQUIREMENTS

     This Proxy Statement/Prospectus is being furnished to the shareholders of the Achievers Fund in connection with the solicitation of proxies by the Board of Directors of North Track to be used at a Special Meeting of Shareholders of the Achievers Fund to be held on ---------, April --, 2002, at --------, Central Time, at -------------------------, Wisconsin. The purpose of the Meeting is to consider and vote on the Plan and the Reorganization contemplated thereby, pursuant to which the S&P 100 Plus Fund would acquire substantially all of the assets of the Achievers Fund, net of its liabilities, in exchange for shares of common stock of the S&P 100 Plus Fund, which shares would be distributed, pro rata, on a class-for-class basis, to the shareholders of the Achievers Fund. The Achievers Fund would then be dissolved.

     Solicitation of proxies will be conducted principally by the mailing of this Proxy Statement/Prospectus and the accompanying proxy card. Proxies also may be solicited in person, or by telephone or facsimile, or, without special compensation, by officers of North Track or by officers and employees of B.C. Ziegler and Company ("Ziegler" or the "Advisor"), the investment advisor and distributor for the Achievers Fund (as well as the S&P 100 Plus Fund). Upon request, the Achievers Fund will reimburse brokers, dealers, banks and voting trustees, or their nominees, for reasonable expenses incurred in forwarding copies of the proxy materials to the beneficial owners of shares which such persons hold of record. It is estimated that the total expenses to be incurred by the Achievers Fund in connection with the Reorganization will be approximately $75,000.

     Any proxy which is properly executed and returned in time to be voted at the Meeting will be voted in accordance with the instructions marked thereon. In the absence of such instructions, the proxy will be voted "FOR" approval of the Plan. The duly appointed proxies may, in their discretion, vote upon such other matters as may come before the Meeting or any adjournments thereof. A shareholder may revoke his or her proxy at any time prior to its exercise by delivering written notice of revocation to the Secretary of North Track or by executing and delivering a later dated proxy to North Track or by attending the Meeting in person to vote the shares of the Achievers Fund held by such shareholder.

     The North Track Board of Directors has determined that the shares of the Achievers Fund are to be voted as a separate series on the proposal to approve the Plan, and that holders of shares of the other series of North Track are not entitled to vote on either of the proposals.

     The presence at the Meeting, in person or by proxy, of shareholders representing one-third of all Achievers Fund shares outstanding (both Class A, Class B and Class C combined) and entitled to vote on the proposals constitutes a quorum for the transaction of business. Abstentions and broker non-votes (proxies from brokers or other nominee owners indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote the shares as to a matter with respect to which the brokers or other nominee owners do not have discretionary power to vote) will be treated as pre-sent for purposes of determining the presence or absence of a quorum.

     Approval of the Plan and the Reorganization contemplated thereby will require the affirmative vote of "a majority of the outstanding voting securities" of the Achievers Fund as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Under the 1940 Act, a "majority of the outstanding voting  securities" means  the lesser  of  (1) 67%  or more  of  the
Achievers Fund shares (Class A, Class B and Class C combined) present at the Meeting, if shareholders who are the owners of more than 50% of the outstanding Achievers Fund shares (Class A, Class B and Class C combined) are present in person or by proxy, or (2) more than 50% of the outstanding Achievers Fund shares (Class A, Class B and Class C combined). Accordingly, abstentions and broker non-votes will have the same effect as votes cast against approval of
                                                            -------
the Plan.

     In the event that sufficient votes in favor of one or more of the proposals are not received by the scheduled time of the Meeting, the persons named as proxies in the enclosed proxy may propose and vote in favor of one or more adjournments of the Meeting regarding any one or more of the proposals to permit further solicitation of proxies without the necessity of further notice. Any such adjournment will require the affirmative vote of a majority of the shares present at the session of the Meeting to be adjourned.

     Shareholders of record of the Achievers Fund at the close of business on February --, 2002 (the "Record Date") will be entitled to notice of and to vote at the Meeting or any adjournment thereof. Each such shareholder will be entitled to one vote for each share (and a fractional vote for each fractional share) held by such shareholder on each matter presented at the Meeting. As of the Record Date, there were a total of ------- Class A, Class B and Class C shares of the Achievers Fund outstanding.

     Under Maryland law, shareholders of the Achievers Fund will not be entitled to any appraisal or similar rights in connection with the Reorganization contemplated by the Plan. However, shareholders may redeem their shares of the Achievers Fund at net asset value prior to the closing of the proposed Reorganization in the manner specified in the Achievers Fund Prospectus.

                                    SYNOPSIS

     The following is a summary of certain information contained elsewhere in this Proxy Statement/Prospectus (including a copy of the Plan attached hereto as Appendix A), as well as the S&P 100 Plus Fund Prospectus and S&P 100 Plus Fund
----------
Annual  Report,  which  accompany   this  Proxy  Statement/Prospectus  and   are
incorporated by reference herein. The S&P 100 Plus Fund Prospectus describes the investment objective and principal strategies of the S&P 100 Plus Fund and provides information about the shareholder fees and operating expenses of, management and other services provided to, and purchases and redemptions of shares of, the Fund. The S&P 100 Plus Fund Annual Report contains financial and performance information for the S&P 100 Plus Fund through October 31, 2001, and management's discussion of performance.

     This summary is not intended to be complete and is qualified in all respects by reference to the more detailed information appearing elsewhere in this Proxy Statement/Prospectus, the Plan, the S&P 100 Plus Fund Prospectus and the S&P 100 Plus Fund Annual Report.

INTRODUCTION

     Shareholders of the Achievers Fund will be asked at the Meeting to approve the Plan and the Reorganization contemplated thereby and as described herein. If approved, the Reorganization is expected to be completed as of the close of business on or about April 29, 2002 or such other date as the parties may determine, assuming that all conditions to closing have been satisfied.

     The S&P 100 Plus Fund and the Achievers Fund are two of ten series of North Track, a registered open-end management investment company organized as a Maryland corporation. B.C. Ziegler and Company is the investment advisor, distributor, administrator and accounting/pricing agent for both Funds, and PFPC Global Fund Services is the Funds' transfer and dividend disbursing agent.

THE PLAN

     The Plan describes the essential terms of the proposed Reorganization and is set forth in full as Appendix A to this Proxy Statement/Prospectus. Pursuant
                        ----------
to the Plan, substantially all of the assets of the Achievers Fund net of its liabilities would be transferred to the S&P 100 Plus Fund in exchange solely for the issuance to the Achievers Fund of shares of common stock of the S&P 100 Plus Fund. The Achievers Fund would then immediately make a pro rata distribution of such S&P 100 Plus Fund shares to the Achievers Fund shareholders. As a result of the Reorganization, each Achievers Fund shareholder will receive that number of full and fractional S&P 100 Plus Fund shares equal in value to such shareholder's pro rata interest in the net assets transferred to the S&P 100 Plus Fund as of the closing date. The class(es) of shares of the S&P 100 Plus Fund to be received by each shareholder will correspond to the class(es) of shares of the Achievers Fund held by that shareholder. Achievers Fund shareholders will not pay any sales load or sales commissions on the S&P 100 Plus Fund shares they receive in the Reorganization or on the Achievers Fund shares they surrender in the Reorganization.

     Additionally, it is a condition precedent to the closing of the Reorganization that North Track receive a legal opinion to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes. Assuming the Reorganization so qualifies, shareholders of the Achievers Fund will not recognize any income, gain or loss for federal income tax purposes as a result of the exchange in the Reorganization of their shares in the Achievers Fund for shares of the S&P 100 Plus Fund. However, the Achievers Fund will need to sell its holdings of stocks that are ineligible for investment by the S&P 100 Plus Fund. The disposition of such securities will likely cause the Achievers Fund to recognize capital gains on the disposition of such securities. Assuming the Reorganization had occurred on December 31, 2001, the Achievers Fund would have recognized $639,450 in net capital gains (after applying a $1,289,314 capital loss carryforward) from the sale of stocks that could not be held by the S&P 100 Plus Fund. This would have amounted to $0.41 per share of the Achievers Fund. Moreover, the S&P 100 Plus Fund will likely need to dispose of some of the portfolio securities of the Achievers Fund it re-ceives in the Reorganization so that the S&P 100 Plus Fund's portfolio is more in line with the composition (and relative weightings) of the S&P 100 Index. Such disposition may cause the S&P 100 Plus Fund to recognize capital gains, although the S&P 100 Plus Fund would have partially offsetting capital loss carryforwards, and those net gains, when spread across the entire S&P 100 Plus Fund, should not be significant on a per share basis. For further information about the tax consequences of the Reorganization, see "Approval of the Plan and Reorganization - Federal Tax Consequences" below.

     Contemporaneously with the closing and the distribution of S&P 100 Plus Fund shares to the Achievers Fund shareholders, the Achievers Fund will satisfy its liabilities (applying and liquidating assets retained in the Reorganization for such purpose), dissolve and be discontinued as a separate series of North Track. Accordingly, the shareholders of the Achievers Fund will become shareholders of the S&P 100 Plus Fund. It is expected that the value of each shareholder's account in the S&P 100 Plus Fund immediately after the Reor-ganization would be the same as the value of such shareholder's account in the Achievers Fund immediately prior to the Reorganization.

     The Achievers Fund will pay all of the expenses incurred by the parties in connection with the Reorganization, which are expected to be $75,000.

REASONS FOR THE PROPOSED REORGANIZATION

     The Achievers  Fund has  a principal  strategy  of investing  primarily  in common stocks of companies which have market capitalizations in excess of $2 billion and a five-year average dividend growth rate which exceeds that of the S&P 500 Index by at least 20%. In recent years, dividends have generally decreased as a percentage of company stock prices and have constituted a decreased portion of investor return. Companies have increasingly reinvested more capital into their businesses and paid smaller dividends, resulting in declining average dividend and dividend growth rates. Larger corporations that pay smaller dividends or no dividends at all have, on balance, outperformed companies that pay large dividends. These factors have made it increasingly difficult for the Achievers Fund to achieve an acceptable rate of return, as demonstrated by the fact that the Achievers Fund has underperformed the S&P 500 Index in each of the past 10 years.

     In addition, the Achievers Fund's investment style and returns have not proved to be as attractive to new investors as other investment options offered by other funds in the North Track family of funds or in the marketplace generally. As a result, although the Funds has been in existence for 15 years, it has not been able to grow to a competitive level. As of December 31, 2001, the Achievers Fund had net assets of $27.4 million, which was less than its net assets of 30.5 million five years ago when only one class of shares was offered. The Fund's relatively small size means that it has been unable to achieve the economies of scale that can often be achieved with larger funds, including lower expense ratios and management fees. For the fiscal year ended October 31, 2001, the annual operating expenses of the Achievers Fund (expressed as a percentage of average daily net assets) were 1.60% for Class A shares, 2.34% for Class B shares and 2.37% for Class C shares.

     Furthermore, the Board increased popularity of and focus on indexed equity products by the investing public and the range of such products offered by other funds in the North Track family makes it unlikely that the Achievers Fund would soon become as attractive option for those interested in investing through North Track because the Fund does not complement the other funds offered by North Track, which increasingly have focused on indexed equity products. In particular, the Achievers Fund has much in common with North Track's S&P 100 Plus Fund. Broadly speaking, the achievers Fund and the S&P 100 Plus Fund each seek capital appreciation and dividend income and investment primarily in stocks of companies with larger market capitalizations. There is significant overlap between the stocks held by the Achievers Fund and those held by the S&P 100 Plus Fund. The similarities between the Achievers Fund and the S&P 100 Plus Fund, coupled with the fact that the S&P 100 Plus Fund has significantly lower operating expenses, do not make the Achievers Fund a desirable investment alternative.

     For all these reasons, Ziegler and the North Track Board concluded that it would not be sensible to continue the Achievers Fund as a separate mutual fund series of North Track. As a result, Ziegler and the North Track Board considered alternatives to maintaining the Achievers Fund. A liquidation of the Achievers Fund was ruled out because it would result in a fully taxable event for shareholders. Sale of the Achievers Fund to another mutual fund group was not believed to be appropriate because of the significant time and expense involved and the likelihood that many shareholders would redeem their Achievers Fund shares prior to the transaction, making it less desirable to a potential purchaser. The final alternative considered was a merger of the Achievers Fund into the S&P 100 Plus Fund.

     The Board of Directors of North Track discussed and considered a possible transaction between the Achievers Fund and S&P 100 Plus Fund at meetings held on November 9 and December 10, 2001. The Board approved the Reorganization and the Plan at the December 10 meeting, subject to Achievers Fund shareholder approval. At these meetings, the Board of Directors requested and reviewed information about the Funds, asked questions of and received answers from management of North Track and Ziegler, made inquiries of Ziegler regarding the terms of the Reorganization and its anticipated costs and benefits to the Achievers Fund shareholders and consulted with legal counsel.

     In approving the Plan, the North Track Board considered numerous factors, including: the difficulties experienced by the Achievers Fund in generating acceptable returns and growing its assets to a competitive level; the similarities and differences between the two Funds in terms of their investment objectives, principal strategies and risks, portfolio management, shareholder fee and operating expense structures, and shareholder services; the terms of the Plan, including the structure of the Reorganization as a tax-free transaction; the likelihood that dispositions of portfolio securities held by the Achievers Fund would be necessary because certain of such securities are ineligible for investment by the S&P 100 Plus Fund or because the amount held would cause the S&P 100 Plus Fund to be out of balance with the composition of the S&P 100 Index, and the tax consequences to the Achievers Fund shareholders of such dis-positions; alternatives to the Reorganization and the consequences of those alternatives to the shareholders; and other factors deemed relevant by the Board.

     The Board believes the Reorganization offers the following benefits to the Achievers Fund shareholders: a continuation of the shareholders' investment in a fund within the North Track family that, like the Achievers Fund, seeks capital growth and dividend income by investing primarily in stocks of companies with larger market capitalizations; the management, sales charge structure and shareholder services of the S&P 100 Plus Fund are the same as those of the Achievers Fund; lower annual fund operating expenses; potential increased portfolio diversification, greater buying power, lower transaction costs and other economies of scale associated with a larger combined fund; and the fact that the Reorganization will be tax-free for federal income tax purposes to the Achievers Fund shareholders.

     For these and other reasons, the Board of Directors of North Track, including the directors who are not "interested persons" of North Track (as that term is defined in the 1940 Act), has concluded that the Reorganization is fair to, and in the best interests of, the shareholders of the Achievers Fund and that their economic interests will not be diluted as a result of the Reorganization.

     THE  BOARD  OF  DIRECTORS  OF  NORTH  TRACK  UNANIMOUSLY  RECOMMENDS   THAT
SHAREHOLDERS OF THE ACHIEVERS FUND VOTE FOR APPROVAL OF THE PLAN AND THE REORGANIZATION.

FEDERAL TAX CONSEQUENCES

     A condition to completion of the Reorganization is the receipt of a legal opinion from Quarles & Brady LLP that the Reorganization will constitute a tax-free reorganization within the meaning of Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, no gain or loss will be recognized for federal income tax purposes by the shareholders of the Achievers Fund or by the Funds as a result of the Reorganization.

COMPARISON OF S&P 100 PLUS FUND AND ACHIEVERS FUND

     Below is a brief comparison of the principal features of the S&P 100 Plus Fund and the Achievers Fund. For more detailed information about the S&P 100 Plus Fund, please refer to the S&P 100 Plus Fund Prospectus which accompanies this Proxy Statement/Prospectus. For more detailed information about the Achievers Fund, please refer to the Achievers Fund Prospectus which also accompanies this Proxy Statement/Prospectus.

INVESTMENT OBJECTIVES AND PRINCIPAL STRATEGIES

     Summary
     -------

     The S&P 100 Plus Fund and the Achievers Fund may be characterized as "growth and income" funds. Both Funds generally seek capital appreciation and dividend income. In addition, both Funds invest primarily in stocks of companies with larger market capitalizations. The average market capitalizations of the companies owned by the S&P 100 Plus Fund and the
Achievers Fund at December 31, 2001 were $60.7 billion and $109.7 billion, respectively. At December 31, 2001, 57% of the stocks owned by the Achievers Fund were owned by the S&P 100 Plus Fund. Both Funds may at times hold uncommitted cash which is invested in short-term money market instruments and may seek to achieve a return on such uncommitted cash which approximates their investment performance by investing in exchange-traded futures contracts on stock indices.

     Despite these general similarities, there are important differences between the Funds regarding their respective investment objectives and principal strategies, as described below.

     S&P 100 Plus Fund
     -----------------

     The S&P 100 Plus Fund seeks to obtain a total return from dividends and capital gains which, before deducting the Fund's operating expenses, exceeds the total return of the S&P 100 Index. The S&P 100 Index consists of 100 common stocks for which options trade on the U.S. stock exchanges. The corporations whose stocks are included in the S&P 100 Index are some of the largest U.S. companies based on market capitalization and span a broad spectrum of industries.

     The S&P 100 Plus Fund attempts to achieve its objective in a portfolio of common stocks that approximately parallels the compositions of the S&P 100 Index, but it does not intend to replicate the Index at all times. From time to time, the Advisor may underweight or overweight its investments in certain stocks it believes will underperform or outperform the Index. The Advisor will limit its underweighting/ overweighting strategies to not more than 10% of the Fund's total assets.

     Achievers Fund
     --------------

     The Achievers Fund seeks to obtain capital appreciation and income by investing in a portfolio of common stocks of companies that have achieved a superior record of dividend growth. The Achievers Fund invests primarily in common stocks of companies that have both market capitalizations in excess of $2 billion and a five-year average dividend growth rate which exceeds that of the S&P 500 Index by at least 20%. From this universe of stocks, the Advisor selects for purchase the stocks of those companies that it believes have a strong potential for long-term growth of earnings and dividends which the market has not fully valued.

RISK FACTORS

     The primary risks of both Funds are market risk and objective risk. Market risk is the risk that stock prices will rise and fall over short and even extended periods. Stock markets tend to move in cycles, and the Funds' net asset values will fluctuate with these market changes. Objective risk is the risk that the Funds' common stocks may not fluctuate in the same manner in the stock markets generally.

     There are additional risks that are not common to both Funds. The S&P 100 Plus Fund is subject to the risk that its performance will not precisely track that of the S&P 100 Index due to the effects of its underweighting/overweighting strategies and investments of uncommitted cash. Moreover, unlike the S&P 100 Index, the S&P 100 Plus Fund incurs transaction costs to maintain a portfolio of securities that approximates the composition or the Index and incurs other fees and operating expenses. The S&P 100 Plus Fund's underweighting/overweighting strategies involve the risk that the Advisor will incorrectly identify those stocks that will either underperform or outperform the Index.

     The Achievers Fund is subject to stock selection risk which is the risk that the Advisor may be wrong in selecting stocks that it believes will best help the Fund to reach its objective.

     See "Risk Factors" starting on page 22.

PERFORMANCE

     The performance of the S&P 100 Plus Fund has consistently been superior to that of the Achievers Fund. The average annual total returns for Class A shares (before deducting the maximum applicable sales charge) of the S&P 100 Plus Fund for the one-, five- and ten-year periods ended December 31, 2001 were -15.11%, 10.41% and 12.35%, compared to -26.70%, 3.91% and 6.77% for Class A shares of the Achievers Fund. The difference in performance is even greater on an after-tax basis given the fact that the S&P 100 Plus Fund has a much lower portfolio turnover rate and does not generate significant capital gains or losses.

     Please read the S&P 100 Plus Fund Annual Report for more information on the performance of the S&P 100 Plus Fund through October 31, 2001. Please read the Achievers Fund Annual Report for more information on the performance of the Achievers Fund through October 31, 2001.

SIZE OF FUNDS

     At December 31, 2001, the S&P Plus Fund had an aggregate net asset value of $250.8 million, compared to $27.4 million for the Achievers Fund.

CLASSES OF SHARES

     Both Funds offer, and have outstanding, Class A, Class B, and Class C shares. Class A shares of each Fund have identical front-end sales charges (a maximum 5.25% charge imposed on purchases, which reduces with the size of the investment) and a 0.25% distribution (or 12b-1) fee. Class B shares of each Fund have identical contingent deferred sales charges (a maximum 5.00% charge imposed on sales or redemptions which reduces each year the shares have been owned and is eliminated after six years and a 1.00% 12b-1 fee, which automatically convert to Class A shares after eight years). Class C shares of each Fund have identical 1.00% front-end sales charges, 1.00% contingent deferred sales charges (eliminated after the shares have been owned for 18 months) and a 1.00% 12b-1 fee.

EXPENSES

     The following table sets forth the fees and expenses that you may pay if you buy and hold shares of the Funds, including pro forma fees and expenses for the S&P 100 Plus Fund estimated by management (giving effect to the Reorganization), for the fiscal year ended October 31, 2001.

                                                                                                            PRO FORMA
                                           S&P 100 PLUS FUND                ACHIEVERS FUND                COMBINED FUND
                                           -----------------                --------------                -------------

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                    Class A    Class B   Class C    Class A    Class B   Class C   Class A    Class B  Class C
                                    -------    -------   -------    -------    -------   -------   -------    -------  -------

Maximum Sales Charge (Load)           5.25%      None      1.00%      5.25%     None      1.00%     5.25%      None     1.00%
Imposed on Purchases (as a
  percentage of offering
  price)(1)<F1>
Maximum Deferred Sales Charge         None (3)   5.00%     1.00%      None (3)  5.00%     1.00%     None (3)   5.00%    1.00%
  (Load) Imposed on Redemptions (as        <F3>                            <F3>                          <F3>
  a percentage of original purchase
  price or redemption proceeds,
  whichever is less)(2)<F2>
Redemption Fees ($12.00 charge for    None       None      None       None      None      None      None       None     None
  each wire redemption)
Exchange Fees                         None       None      None       None      None      None      None       None     None

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                     Class A    Class B  Class C     Class A   Class B   Class C    Class A   Class B  Class C
                                     -------    -------  -------     -------   -------   -------    -------   -------  -------
Management Fees                       0.39%      0.39%     0.39%      0.75%     0.75%      0.75%     0.38%     0.38%    0.38%
Distribution and/or Service           0.25%      1.00%     1.00%      0.25%     1.00%      1.00%     0.25%     1.00%    1.00%
  (12b-1) Fees
Other Expenses                        0.42%      0.43%     0.44%      0.60%     0.59%      0.62%     0.41%     0.42%    0.43%
                                     ------     ------    ------     ------    ------     ------    ------    ------   ------
Total Annual Fund Operating           1.06%      1.82%     1.83%      1.60%     2.34%      2.37%     1.04%     1.80%    1.81%
Expenses

(1)<F1> The maximum initial sales charge for each Fund applies to investments of up to $25,000 and is reduced for larger investments. No initial sales charge will be imposed on the Class A shares of the S&P 100 Plus Fund issued to the Achievers Fund shareholders in the Reorganization.

(2)<F2>   For Class B shares of each Fund, the contingent deferred sales  charge
          (CDSC) is reduced for each year that shares are held and is eliminated after six years. The Class B shares of each Fund are automatically converted into Class A shares after eight years. For Class C shares of each Fund, the CDSC is eliminated after 18 months from the date on which the shares were purchased. No CDSC will be imposed on the Class B or C shares of the Achievers Fund that are surrendered in the Reorganization in exchange for Class B or C shares of the S&P 100 Plus Fund. A CDSC will apply to subsequent redemptions of Class B and C shares of the S&P 100 Plus Fund that are received in the Reorganization, but the former Achievers Fund shareholders will be given credit for the period of time they owned the Class B and C shares of the Achievers Fund surrendered in the Reorganization.

(3)<F3> Each Fund imposes a CDSC of 0.75% on redemptions of Class A shares made within 24 months after the shares were purchased without an initial sales charge because they were part of a $1 million investment or because at the time the value of the account was at least $1 million.

EXAMPLE

     The following Example is intended to help you compare the cost of investing in the Funds (and investing in the combined Fund on a pro forma basis, giving effect to the Reorganization) with the cost of investing in other mutual funds.

     The Example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                           1 YEAR     3 YEARS   5 YEARS    10 YEARS
                           ------     -------   -------    --------
S&P 100 Plus Fund:
Class A                     $627       $845      $1,079     $1,751
Class B                      685        873       1,085      1,941
Class C                      384        670       1,080      2,226
Achievers Fund:
Class A                     $679      $1,003     $1,350     $2,325
Class B                      737       1,030      1,350      2,498
Class C                      438         832      1,353      2,779
Pro Forma  Combined
Fund:                       $625       $839      $1,069     $1,729
Class A(1)<F4>               683        866       1,075      1,919
Class B                      282        664       1,070      2,205
Class C

(1)<F4> Because Achievers Fund shareholders will not have to pay a sales load on the Class A shares of the S&P 100 Plus Fund they receive in the Reorganization, the pro forma expenses they would pay on a $10,000 investment in such Class A shares and assuming a 5% annual return and redemption at the end of each time period, would be as follows: $106
          - 1 year,  $331 -  3 years; $574  - 5  years; and  $1,271 - 10  years.
          These lower expenses do not reflect any front-end sales load paid at the time of initial investment in the Class A shares of the Achievers Fund they surrender in exchange for Class A shares of the S&P 100 Plus Fund in the Reorganization.

     You would pay the following expenses if you did not redeem your shares:

                           1 YEAR     3 YEARS    5 YEARS     10 YEARS
                           ------     -------    -------     --------
S&P 100 Plus Fund:
Class B                     $185       $573        $985       $1,941
Class C                      284        670        1,080       2,226
Achievers Fund:
Class B                     $237       $730       $1,250      $2,498
Class C                      338        832        1,353       2,779
Pro Forma Combined Fund:
Class B                     $183       $566        $975       $1,919
Class C                      282        664        1,070       2,205

SALES  CHARGES,  MINIMUM  PURCHASE  AMOUNTS,  PURCHASE  REDEMPTION   PROCEDURES,
EXCHANGE PRIVILEGES

     Because the S&P 100 Plus Fund and the Achievers Fund are both series of North Track, there are no differences between the Funds regarding minimum purchase amounts, the classes of shares offered, sales charges, purchase and redemption procedures, exchange privileges or other shareholder services.

     Set forth below is information relating to the purchase, redemption and exchanges of shares of each Fund and other services available to shareholders of each Fund. For further information, please see the S&P 100 Plus Fund Prospectus and Achievers Fund Prospectus.

     Minimum Purchases
     -----------------

     Each Fund requires a minimum investment of $1,000 to open an account. The minimum is $500 for IRAs, Keogh plans, self-directed retirement accounts and custodial accounts under the Uniform Gifts/Transfers to Minors Act, and is $100 for purchases through the Systematic Purchase Plan. Minimum subsequent investments are $50, or $25 for IRAs, Keogh plans, self-directed retirement accounts and custodial accounts under the Uniform Gifts/Transfers to Minors Act.

     Sales Charges
     -------------

     Class A Shares.  Class A Shares of each Fund may be purchased at net asset
     --------------
value plus any sales charge that applies (the "public offering price"). The maximum front-end sales charge is 5.25% of the public offering price for each Fund. The front-end sales charges imposed on purchases of Class A shares of each Fund are as follows:

                                      SALES CHARGE AS        SALES CHARGE AS
                                    PERCENTAGE OF PUBLIC      PERCENTAGE OF
        AMOUNT OF PURCHASE             OFFERING PRICE      NET AMOUNT INVESTED
        ------------------             --------------      -------------------
less than $25,000                          5.25%                  5.54%
$25,000 but less than $50,000              5.00%                  5.26%
$50,000 but less than $100,000             4.75%                  4.98%
$100,000 but less than $250,000            3.75%                  3.90%
$250,000 but less than $500,000            3.00%                  3.09%
$500,000 but less than $1 million          2.00%                  2.04%
$1 million or more                          None                  None

     Investors who purchase Class A shares without an initial sales charge because the amount purchased or value of the account at time of purchase is at least $1,000,000 will pay a CDSC of 0.75% if any such shares are sold within 24 months from the date of purchase.

     North Track permits certain categories of investors to purchase shares of each Fund at a reduced sales charge. Investors can reduce the applicable sales charge by increasing their investment in Class A shares of a Fund and by adding their holdings in Class A shares of other North Track funds to their investment in Class A shares of the Fund. Investors can also reduce the sales charge by signing a non-binding statement of intention to invest $25,000 or more over a 13-month period in any one or more North Track funds. Members of a qualified group may also purchase Class A shares at a reduced sales charge. The Class A sales charge is waived for shares sold to a 401(k) plan that has at least 50 participants; any state, county or city governmental authority or agency or any non-profit organization provided that any such purchaser must purchase at least $500,000 of Class A shares or the value of such purchaser's account at time of purchase must be at least $500,000; directors and officers of North Track; employees (and family members) of Ziegler, selling dealers and sub-advisors to the North Track funds; persons who invest with distributions from various investment trusts sponsored by Ziegler, principal and interest payments on bonds issued by Ziegler Mortgage Securities, Inc. II or interest payments on bonds underwritten by Ziegler; persons who participate in certain qualified asset allocation programs, wrap fee programs or similar programs administered by a broker-dealer, investment advisor, financial institution or other service provider; and persons who reinvest the proceeds from the sale of Class A shares of the same North Track fund within 90 days from the date of such sale.

     Holders of Class A shares of the Achievers Fund who receive Class A shares of the S&P 100 Plus Fund in the Reorganization will be credited with the front-end sales load they previously paid for the Class A shares of the Achievers Fund for purposes of reducing or eliminating the sales charge imposed on exchanges into other North Track Funds. See "Exchanges" below.

     Class B Shares.  Class B shares of each Fund may be purchased at net asset
     --------------
value with no front-end sales charge. However, investors must pay a CDSC if they sell Class B shares within six years of purchase. The CDSC is applied to the original purchase price or the current market value at time of sale, whichever is less. To reduce the CDSC, the first shares redeemed will be those, if any, that are not subject to the CDSC or are subject to the lowest CDSC. No CDSC is imposed on any shares acquired through the reinvestment of dividends and capital gains distributions paid by the Funds on their Class B shares. The CDSC is waived for redemptions following the death or disability of a shareholder, for mandatory or hardship redemptions from retirement plans, IRAs and 403(b)
plans, to meet certain retirement plan requirements, or for systematic withdrawal plans not to exceed 10% annually.

     The table below shows the CDSC applicable to Class B shares of each Fund based on how long the shares are held before being redeemed. The percentages are based on the lesser of the net asset value of the Class B shares at the time of purchase or at the time of redemption.

                 HOLDING                         CDSC
                 -------                         ----
1 year or less                                  5.00%
More than 1 year, but less than 3 years         4.00%
3 years, but less than 4 years                  3.00%
4 years, but less than 5 years                  2.00%
5 years, but less than 6 years                  1.00%
6 years or more                                  None

     The Class B shares automatically convert to Class A shares after they have been held for eight years.

     Holders of Class B shares of the Achievers Fund will not pay a CDSC on the Class B shares of the Achievers Fund surrendered in the Reorganization. Such holders who receive Class B shares of the S&P 100 Plus Fund in the Reorganization will be credited with the period of time they held the Class B shares of the Achievers Fund for purposes of determining the CDSC applicable to a subsequent redemption of the Class B shares of the S&P 100 Plus Fund.

     Class C Shares.  Class C shares of each Fund may be purchased at net asset
     --------------
value plus a front-end sales charge equal to 1.00% of the public offering price (or 1.01% of the net amount invested). Each Fund imposes a CDSC if any of the Class C shares are redeemed within 18 months after purchase. The amount of the CDSC is 1.00% of the net asset value of the shares measured as of the date of redemption or the date of purchase, whichever is less. No front-end or contingent deferred sales charge is imposed on any shares that acquired through the reinvestment of dividends and capital gains distributions paid by the Funds on their Class C shares. To reduce costs, when shares in a Fund are redeemed, North Track will first redeem shares that are not subject to the CDSC (i.e., those held for more than 18 months or those purchased through the reinvestment of dividends and capital gains distributions), if any. The CDSC is waived for redemptions of Class C shares following the death or disability of a shareholder, for mandatory or hardship distributions from retirement plans, IRAs and 403(b) plans, or to meet certain retirement plan requirements.

     Holders of Class C shares of the Achievers Fund will not have to pay a front-end sales charge on the Class C shares of the S&P 100 Plus Fund they receive in the Reorganization, nor will they have to pay a CDSC on the Class C shares of the Achievers Fund they surrender in the Reorganization. Such holders will be credited with the period of time they held the Class C shares of the Achievers Fund for purposes of determining the CDSC applicable to a subsequent redemption of the Class C shares of the S&P 100 Plus Fund they receive in the Reorganization.

     Purchase and Redemption Procedures
     ----------------------------------

     The purchase price per share of each Fund is its net asset value (NAV) next determined after the order is received, plus any applicable sales charge. A separate NAV is calculated for each class of a Fund. NAV is determined by adding up the total value of the Fund's investments and other assets and subtracting its liabilities or debts, and then dividing by the number of outstanding shares. The Fund's investments are generally valued at the closing price listed for the relevant security on the securities exchange on which it trades. NAV is calculated each business day except on days in which the New York Stock Exchange is closed. The calculation is made as of the close of regular trading on the Exchange (4:00 p.m. Eastern time).

     Shares of each Fund may be purchased by mail, by personal delivery or through an authorized broker-dealer or other financial service firm (who may charge a fee for this service). Telephone and other automatic or on-line purchases are not currently available (except for telephone exchanges).

     Shares of each Fund may be redeemed at net asset value next determined after the redemption order is received, less any applicable sales charges. Shares may be redeemed by mail, by telephone, or through an authorized broker-dealer or other financial service firm (who may charge a fee for this service). Shares may also be redeemed via an automatic systematic withdrawal plan. Checks for redemption proceeds are mailed typically within one or two days (but not later than seven days). Redemption proceeds may also be sent by bank wire transfer at the shareholder's request, for a fee of $12.

     Signature guarantees are required if the redemption proceeds are to be paid to anyone other than the registered holder or sent to an address other than the address shown on North Track's records, if the proceeds are to be sent to an address that has been changed in the past 30 days, or if the proceeds are to be wired to a bank (unless the bank was previously designated on the account application or subsequent authorization form and such application or form contains a signature guarantee). A signature guarantee is also required for requests to transfer the registration of shares.

     North Track reserves the right to close out an account that is below $500 for three months or more, after giving 60 days' notice, unless the account holder makes additional investments to increase its value to $1,000 or more.

     An excessive number of purchases and redemptions by a shareholder (market timing) may be disadvantageous to North Track. To discourage such activity, North Track reserves the right to restrict further purchases by the shareholder.

     Exchanges
     ---------

     Shareholders may exchange shares of any North Track mutual fund for shares of the same Class of any other North Track mutual fund in any state where the exchange legally may be made. If an exchange involves Class A shares, the investor must pay the applicable front-end sales charge on the Class A shares being acquired less any front-end sales charge paid on the Class A shares being surrendered in the exchange. However, if the shares being exchanged represent an investment held for at least six months in any fund (other than the Cash Reserve Fund), then no additional front-end sales charge will be imposed on the exchange. There is no CDSC for exchanges of Class B or Class C shares. However, the new shares received in the change remain subject to a CDSC based on the period of time during which the shares being exchanged were held.

     North Track reserves the right to terminate the exchange privilege of any shareholder who makes more than three exchanges in any 12-month period or who makes more than one exchange during any calendar quarter.

     An exchange  of shares  is considered  a redemption  of the  shares of  the mutual fund from which you are exchanging, and a purchase of shares of the mutual fund into which you are exchanging. Accordingly, all conditions on redemptions apply to the shares being exchanged, and the conditions for purchases apply to the shares received in the exchange. In addition, an exchange qualifies as a sale for tax purchases, so that for federal income tax purposes, the holder of shares will realize a gain or loss on that sale.

     Other Shareholder Services
     --------------------------

     North Track offers the following investment services to all of its shareholders, among others:

     Systematic Purchase Plan.  Investors may automatically transfer $100 or
     ------------------------
more per month from their bank accounts to make purchases of shares of either Fund or any other North Track fund. Investors can establish this systematic purchase plan with an initial investment in a fund of $100 or more.

     Systematic Withdrawal Plan.  Investors may establish a systematic
     --------------------------
withdrawal plan in which they would receive a fixed amount per month (but not less than $150) from their account in a designated North Track Fund. Investors may only establish this plan if at the time the value of their account in the portfolio is at least $10,000. The minimum for additional investments is $1,000 in the portfolio while the systematic withdrawal plan is in effect.

DIVIDENDS AND DISTRIBUTIONS

     The S&P 100 Plus Fund and Achievers Fund both declare and pay their dividends annually. Both Funds declare capital gains distributions annually and normally pay them within 45 days after the end of the fiscal year. Unless shareholders have elected in writing to receive dividends and capital gains distributions in cash, they will be automatically reinvested in additional shares of the relevant Fund. Both Funds distribute substantially all of their net income and capital gains.

     Income dividends are taxable as ordinary income for federal income tax purposes. Capital gains are taxable at different rates depending on whether they are long-term or short-term capital gains. The tax treatment of dividends and distributions is the same whether they are paid in cash or reinvested in additional shares.

     Management and Operations
     -------------------------

     B.C. Ziegler and Company ("Ziegler" or the "Advisor"), 215 North Main Street, West Bend, Wisconsin 53095, serves as investment advisor of both the S&P 100 Plus Fund and the Achievers Fund. Ziegler is a wholly-owned subsidiary of The Ziegler Companies, Inc., a publicly owned financial services holding company.

     The S&P 100 Plus Fund pays an investment advisory fee to Ziegler based on the following percentages of the Fund's average daily net assets: 0.575% of the first $20 million of assets; 0.45% of the next $30 million; 0.40% of the next $50 million; 0.35% of the next $400 million; and 0.30% of assets of more than $500 million. This fee structure is considerably lower than that of the
Achievers Fund which pays an investment advisory fee to Ziegler based on the following percentages of its average daily net assets: 0.75% on the first $250 million of assets; and 0.65% of assets of more than $250 million.

PORTFOLIO MANAGERS

     Jay Ferrara is portfolio manager for both the S&P 100 Plus Fund and the Achievers Fund. Mr. Ferrara is Assistant Vice President - Fund Manager and
Analyst for Ziegler. He also is the portfolio manager for the PSE Tech 100 Index Fund, another mutual fund series of North Track. Mr. Ferrara has more than ten years of experience in the mutual fund industry. Prior to joining Ziegler, he served as Senior Fund Accountant for Wells Fargo Nikko Investment Advisors and, from 1993 to 1994, as Controller of the California Investment Trust. Mr. Ferrara received a BA from Brown University and an MBA from Marquette University.

DISTRIBUTOR

     Ziegler is the distributor for each of North Track's funds, including the S&P 100 Plus Fund and the Achievers Fund. Each Fund is authorized under a distribution plan pursuant to Rule 12b-1 under the 1940 Act to use a portion of its assets to finance certain activities relating to the distribution of its shares to investors, the maintenance of shareholder accounts and the provision of other shareholder services.

     Under the distribution  plan, each  Fund assesses a  service fee  of up  to
0.25% of the Fund's average daily net assets for each class of shares. In addition, the each Fund assesses a distribution fee of 0.75% of the portion of the Fund's average daily net assets represented by each of the Class B and Class C shares.

     Because distribution and/or service fees are paid out of a Fund's assets on an ongoing basis, over time, these fees will increase the cost of an investment in the Fund and may cost more than paying other types of sales charges.

OTHER SERVICE PROVIDERS TO THE FUNDS

     In addition to being the Funds' investment advisor and distributor, Ziegler is its administrator and accounting/pricing agent for both Funds. PFPC Global Fund Services, P.O. Box 60504, King of Prussia, Pennsylvania 19406, serves as transfer and dividend disbursing agent for both Funds and provides other services related to disbursement of dividends. Union Bank of California, 475 Sansome Street, San Francisco, California 94111, serves as custodian for the Achievers Fund and has custody of all securities and cash of the Fund and attends to the collection of principal and income and payment for and collection of proceeds of securities bought and sold by the Fund. Arthur Andersen LLP, 100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202 is independent public accountants for the Funds. The Funds' legal counsel is Quarles & Brady LLP, 411 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

                                  RISK FACTORS

     In evaluating whether to approve the Plan and invest in the S&P 100 Plus Fund, shareholders should carefully consider the following summary of risk factors relating to both Funds, in addition to the other information set forth in this Proxy Statement/Prospectus. A complete description of risk factors for each Fund is set forth in the prospectuses of the Funds and their respective statements of additional information. The risks associated with investing in the S&P 100 Plus Fund are similar to the risks associated with investing in the Achievers Fund in that both Funds invest in common stocks of larger companies, although there are some differences in the risks associated with investing in the two Funds.

MARKET AND OBJECTIVE RISKS

     Both the S&P 100 Plus Fund and Achievers Fund are subject to the risk that the Funds could lose value if the individual stocks in which they have invested or the stock markets go down. Both Funds invest primarily in equity securities. Individual stocks, as well as the overall stock market, may experience short-term volatility and extended periods of decline or little growth. Individual stocks are affected by a variety of factors, such as corporate earnings, production, management, and sales, as well as by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization. The stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

UNDERWEIGHTING/OVERWEIGHTING STRATEGY RISK

     The Advisor may underweight or overweight the investments of the S&P 100 Plus Fund in certain stocks that it will believe underperform or outperform the S&P 100 Index. This strategy involves the risk that the Advisor will incorrectly identify those stocks. If the Advisor is correct, the S&P 100 Plus Fund's performance will improve relative to the S&P 100 Index. Conversely, if the Advisor's judgment proves incorrect, the Fund's performance will decline relative to the Index.

IMPERFECT CORRELATION RISK

     The performance of the S&P 100 Plus Fund will not precisely track that of the S&P 100 Index. In addition to the effects of the Advisor's underweighting\overweighting strategies, the Fund's investments of uncommitted cash in exchange-traded index futures contracts and options may not perform the same as the S&P 100 Index. Moreover, unlike the Index, the S&P 100 Plus Fund incurs brokerage commissions and other transactions costs in order to maintain a portfolio of securities that closely mirrors the composition of the Index, and incurs other fees and operating expenses.

STOCK SELECTION RISK

     The success of the Achievers Fund depends upon the Advisor's ability to select stocks that perform well. The Achievers Fund is subject to the risk that these stock selections may not achieve the desired appreciation in value, and may even decline in value.

CHANGES TO INVESTMENT OBJECTIVE

     Each Fund's investment objective may be changed without shareholder approval.

                 COMPARISON OF THE FUNDS' INVESTMENT OBJECTIVES
                            AND PRINCIPAL STRATEGIES

INVESTMENT OBJECTIVES

     Both Funds generally seek capital growth and income by investing primarily in common stocks, but there are important differences between the Funds' investment objectives, as described below.

     S&P 100 Plus Fund.  The investment objective of the S&P 100 Plus Fund is to
     -----------------
obtain a total return from dividends and capital gains which, before deducting the Fund's operating expenses, exceeds the total return of the S&P 100 Index. The Fund attempts to achieve its objective by investing in a portfolio of common stocks that approximately parallels the composition of the S&P 100 Index, but it does not intend to replicate the Index at all times.

     Achievers Fund.  The investment objective of the Achievers Fund is to
     --------------
obtain capital appreciation and income by investing in a portfolio of common stocks of companies that have achieved a superior record of dividend growth.

PRINCIPAL STRATEGIES

     Both Funds generally invest in common stocks of large capitalization companies, including those that pay dividends. However, as described below, there are important differences between the Funds relative to their principal strategies.

     S&P 100 Plus Fund.  The S&P 100 Plus Fund invests in the common stocks
     -----------------
which make up the S&P 100 Index, in approximately the same proportion as they are held in the Index. When the Advisor receives notification of a change in the composition of the Index, the Advisor generally makes a corresponding change in the composition of the Fund. However, the Fund is not a true "index fund," insofar as it does not seek to replicate the S&P 100 Index at all times. From time to time, the Advisor may underweight or overweight the Fund's investments in certain stocks that it believes will underperform or outperform the Index. The Advisor will limit these overweighting/underweighting strategies to not more than 10% of the Fund's total assets. Under normal market conditions, at least 65% of this Fund's total assets will be invested in the common stocks which make up the Index.

     The S&P 100 Index consists of 100 common stocks for which options trade on the U.S. stock exchanges. Historically, the performance of the S&P 100 Index has closely tracked the performance of the S&P 500 Index over the long term, although there have been significant variations in performance during shorter periods. The S&P 500 Index consists of common stocks selected to represent the stock markets as a whole. The corporations whose stocks are included in the S&P 100 Index are some of the largest U.S. companies based on market capitalization. These companies span a broad spectrum of industries.

     Achievers Fund.  The Fund invests primarily in common stocks of companies
     --------------
which: (a) have market capitalizations in excess of $2 billion; and (b) have a five-year average dividend growth rate which exceeds that of the S&P 500 Index by at least 20%. As of December 31, 2001, approximately 352 companies traded on the New York or American Stock Exchange or listed on the Nasdaq Stock Market met these criteria. These companies also typically have strong balance sheets. In addition to providing an income stream from dividend payments, the Advisor believes that the market values of these stocks will increase over time, because anticipated future dividend growth typically is reflected in increased market prices.

     From this universe of stocks, the Advisor selects for purchase the stocks of those companies that it believes have strong potential for long term growth of earnings and dividends which the market has not fully valued. These companies typically have a history of consistent increases in earnings and dividends, and frequently are major players in their respective industries. The Advisor generally holds stocks of these companies for so long as the potential for continued growth in earnings and dividends persists. The Advisor would consider selling stocks of companies when it believes this growth potential no longer exists. Factors that might bring the Advisor to this conclusion include the failure of any such growth to materialize over an acceptable period of time, a deterioration in fundamentals of the company that appears to reduce the potential for future growth, or the company's reduction of its dividend.

ADDITIONAL INFORMATION ABOUT INVESTMENT PRACTICES

     The S&P 100 Plus Fund engages in "stock indexing" while the Achievers Fund is more actively managed. Each Fund may use exchange-traded index futures contracts and options to achieve returns on uncommitted cash which more closely approximates the investment performance of the Fund generally.

     Stock Indexing.  Index funds, such as the S&P 100 Plus Fund, are "passively
     --------------
managed," meaning they try to match, as closely as possible, the performance of a target securities index by holding each stock found in the index in roughly the same proportion as represented in the index itself. For example, if 5% of the S&P 100 Index were made up of the assets of a specific company, the S&P 100 Plus Fund would invest 5% of its assets in that company.

     The performance of an index fund generally will trail the performance of the index it attempts to replicate. This is because the fund and its investors incur operating costs and expenses that are not shared by an index. For example, investors may pay sales charges which result in less than all of the price they pay for their mutual fund shares being invested in common stocks of companies included in the index. These sales charges reduce the total return on the shareholder's mutual fund shares, as compared to a direct investment in stocks.

     Additionally, when a mutual fund invests the cash proceeds it receives from investors in common stocks of companies included in the index, the mutual fund must pay brokerage commissions, which further reduce the amount invested. As the composition of the index changes, the mutual fund must make corresponding adjustments in its holdings, which gives rise to additional brokerage commissions. Also, mutual funds incur other operating expenses, including investment management fees, custodial and transfer agent fees, legal and accounting fees and possibly 12b-1 service and distribution fees, all of which reduce the mutual fund's total return. No such fees affect the total return of the index.

     Finally, because of liquidity needs and other constraints under which mutual funds operate, index funds generally cannot invest their assets so that they correlate 100% at all times with the common stocks of the index. Although many index funds attempt to use options and futures strategies to generate returns on these assets which replicate the return on the index, these strategies are imperfect and give rise to additional transaction costs.

     For these reasons, investors should expect that the performance of an index mutual fund will lag that of the index it attempts to replicate. In recognition of this disparity, the S&P 100 Plus Fund compares its gross returns (returns before deducting the Fund's operating expenses) to the S&P 100 Index.

     S&P 100 Index.  The S&P 100 Index was created by the Chicago Board Options
     -------------
Exchange (CBOE) in 1983 with stocks selected from the optionable equities traded on that exchange. The 100 stocks on the Index include many large U.S. corporations. General Electric Company, Exxon-Mobil Corporation, Pfizer, Inc., Cisco Systems and Citigroup, Inc. are five of the largest components of the Index.

     The performance of the S&P 100 Index historically has tracked closely the performance of the S&P 500 Index over the long term. The S&P 500 Index is designed to be representative of the stock market as a whole. There have been some significant variances in the correlation between the S&P 100 and S&P 500 Indices over shorter periods, and between the S&P 500 Index and the broad market for large capitalization common stocks. There can be no assurance that any index will correlate precisely to the stock market as a whole over any specific period of time, or that the S&P 100 Plus Fund's performance will parallel that of either of these indices or the stock market generally.

     The S&P 100 Plus Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, implied or expressed, to the shareholders of the Fund, or any member of the public regarding the advisability of investing in index funds generally, or in this Fund in particular, or the ability of the S&P 100 Index to track general stock market performance. S&P's only relationship to this Fund is the licensing of the S&P trademarks and the S&P 100 Index which is determined, composed and calculated by S&P without regard to this Fund. "Standard and Poor's," "Standard & Poor's 100," "S&P," "S&P 100" and "100" in connection with the S&P 100 are trademarks of The McGraw-Hill Companies, Inc.

     Index Options and Futures.  The S&P 100 Plus Fund may use exchange-traded
     -------------------------
index futures contracts and options on stock indices for the following purposes:
(1) to equitize their cash and other liquid investments so as to more nearly stimulate full investment in stocks; (2) to make it easier to trade; and (3) to reduce costs by buying futures instead of actual stocks when futures are cheaper. The Achievers Fund may use exchange-traded index futures (but not options) for such purposes. The S&P 100 Plus and Achievers Funds may also use options on individual stocks, but the Advisor has no plans to do so at this time.

     The S&P 100 Plus Fund may write (sell) and purchase covered call options and put options on stock indices. Put and call options for various stock indices are traded on registered securities exchanges. The S&P 100 Plus Fund will generally use futures contracts on the S&P 500 Index and index options on the S&P 100 Index or the S&P 500 Index, but may use other index options if the exchange on which the S&P options are traded is closed, there is insufficient liquidity in the options, or if the Fund or the Advisor reaches exchange position limits. The Achievers Fund may use exchange traded index futures on any of the S&P 500 Index, the S&P MidCap 400 Index or the Nasdaq Composite Index. These Funds may use options and futures on other indices that become available in the future, if the Advisor determines they are appropriate instruments to help achieve the Fund's investment objective and otherwise are consistent with its investment program and restrictions.

     Put and call options on a securities index are similar to options on an individual stock. The principal difference is that an option on a securities index is settled only in cash. The exercising holder of an index option, instead of receiving a security, receives the difference between the closing price of the securities index and the exercise price of the option times a specified multiple ($100 in the case of the S&P 100 Index).

     An index futures contract is a contract to buy or sell units of a particular index at an agreed price on a specified future date. Depending on the change in value of the index between the time a Fund enters into and terminates an index futures transaction, the Fund may realize a gain or a loss.

     Losses involving index futures contracts and index options can sometimes be substantial, in part because a relatively small price movement in an index option or an index futures contract may result in an immediate and substantial loss or gain for a Fund. The Funds will not use futures and options contracts for speculative purposes or as leveraged investments that magnify the gains or losses on an investment. Rather, each relevant Fund will keep separate cash or cash-equivalent securities in the amount of the obligation underlying the futures contract. Only a limited percentage of a Fund's assets - up to 5% if required for deposit and no more than 20% of total assets - may be committed to such contracts.

     Additional risks associated with the intended use by the S&P 100 Plus and Achievers Funds of index futures contracts and index options include the following:

     (1) An imperfect correlation between movements in prices of options and futures contracts and movements in the value of the stock index that the instrument is designed to stimulate;

     (2) An imperfect correlation between the price movement in the index underlying the futures contract or option agreement and the price movement in the index which the relevant Fund seeks to match; and

     (3) The possibility of no liquid secondary market for a futures contract or option and the resulting inability to close a position prior to its maturity date.

     Each Fund will seek to minimize the risk of imperfect correlation by investing only in those futures contracts and options whose behavior is expected to resemble that of the Fund's underlying securities. Each Fund will also seek to reduce the risk of being unable to close out a futures position by entering into such transactions on registered securities exchanges with an active and liquid secondary market.

PERFORMANCE OF THE S&P 100 PLUS FUND

     Information about the performance of the S&P 100 Plus Fund, including management's discussion of its performance, is contained in the S&P 100 Plus Fund Annual Report, which accompanies this Proxy Statement/Prospectus.

                    APPROVAL OF THE PLAN AND REORGANIZATION

     The Board  of Directors  of North  Track  unanimously recommends  that  the shareholders of the Achievers Fund vote to approve the Plan and the Reorganization contemplated thereby. The Board of Directors approved the Plan out of the belief that the Plan is fair to, and in the best interests of, the shareholders of the Achievers Fund.

DESCRIPTION OF THE PLAN

     The terms and conditions under which the proposed Reorganization may be consummated are set forth in the Plan. Significant provisions of the Plan are summarized below; however, this summary is qualified in its entirety by reference to the Plan, a copy of which is attached as Appendix A to this Proxy
                                                      ----------
Statement/Prospectus.

     The Plan contemplates the transfer of substantially all of the assets of the Achievers Fund, net of its liabilities, to the S&P 100 Plus Fund in exchange solely for shares of beneficial interest in the S&P 100 Plus Fund, and the immediate pro rata distribution of such shares of the S&P 100 Plus Fund to the shareholders of the Achievers Fund. If approved by the shareholders of the Achievers Fund, the Reorganization would occur on or about April 29, 2002 (the "Closing Date") or such other date as the parties may determine.

     The S&P 100 Plus Fund would acquire substantially all of the assets of the Achievers Fund, net of the liabilities, including without limitation all cash, cash equivalents, securities, receivables and other property owned by the Achievers Fund, but excluding securities ineligible for investment by the S&P 100 Plus Fund and cash and other assets of the Achievers Fund sufficient to pay all of its accrued but unpaid liabilities as of the Closing Date. The S&P 100 Plus Fund would not assume any debts, liabilities, obligations or duties of the Achievers Fund. Rather, the Achievers Fund will reserve sufficient assets to pay all of its liabilities as of the Closing Date. Such liabilities may include without limitation: (a) amounts owed to shareholders of the Achievers Fund with respect to capital gains distributions and/or dividends declared but remaining unpaid as of the Closing Date; (b) accounts payable, taxes and other accrued and unpaid expenses, if any, incurred in the normal operation of the business of the Achievers Fund up to and including the Closing Date and/or expected to be incurred following the Closing Date in connection with the winding up and dissolution of the Achievers Fund; and amounts necessary to pay costs, fees and expenses incurred in connection with the Reorganization.

     In consideration for the assets of the Achievers Fund transferred in the Reorganization, the S&P 100 Plus Fund would issue to the Achievers Fund Class A, B and C shares of the S&P 100 Plus Fund having an aggregate net asset value equal to the value of the assets so transferred by the Achievers Fund. The assets of the Achievers Fund and the per share net asset value of the S&P 100 Plus Fund shares would be valued as of the close of business on the New York Stock Exchange on the Closing Date. All such valuations would be conducted in accordance with the policies and procedures of the S&P 100 Plus Fund as described in the accompanying S&P 100 Plus Fund Prospectus or in the S&P 100 Plus Fund SAI. The policies and procedures are the same as those of the Achievers Fund.

     On the Closing Date,  the Achievers Fund would  distribute pro rata to  its shareholders of record the shares of the S&P 100 Plus Fund received by the Achievers Fund. Such distribution would be accomplished by opening accounts on the books of the S&P 100 Plus Fund in the names of shareholders of the Achievers Fund and by transferring the shares credited to the account of the Achievers Fund on the books of the S&P 100 Plus Fund. Each account opened would represent the respective pro rata number of S&P 100 Plus Fund shares due to each Achievers Fund shareholder. Fractional shares of the S&P 100 Plus Fund would be rounded to the nearest thousandth of a share. The class(es) of shares of the S&P 100 Plus Fund to be received by each shareholder will correspond to the class(es) of shares of the Achievers Fund held by that individual, such that each shareholder will receive, for each class of Achievers Fund owned by such shareholder, the number of shares of the corresponding S&P 100 Plus Fund class that equals the net asset value of the shareholder's Achievers Fund shares immediately prior to the Reorganization.

     Accordingly, every shareholder of the Achievers Fund would own shares of the S&P 100 Plus Fund immediately after the Reorganization, corresponding with the class(es) of shares held previously, and the aggregate net asset value of which is expected to be equal to the aggregate net asset value of such shareholder's Achievers Fund shares immediately prior to the Reorganization. Moreover, because the S&P 100 Plus Fund shares would be issued at net asset value in exchange for the net assets of the Achievers Fund, and the aggregate value of those assets would equal the aggregate value of the S&P 100 Plus Fund shares issued in exchange therefor, the net asset value per share of the S&P 100 Plus Fund would not change as a result of the Reorganization. Thus, the Reorganization would not result in economic dilution to any Achievers Fund or S&P 100 Plus Fund shareholder.

     Prior to the Closing Date, the Achievers Fund would declare and pay a dividend to its shareholders of record, so that for the short taxable year that ends on the Closing Date, it would have declared an aggregate amount of dividends that: (a) is equal to at least the sum of its respective net capital gain and 90% of its investment company taxable income for such year, and (b) is sufficient to avoid any excise tax for the calendar year in which the Closing Date occurs.

OTHER TERMS

     The consummation of the Reorganization is subject to the conditions precedent set forth in the Plan, including, without limitation, (a) approval of the Reorganization by the Achievers Fund shareholders; (b) receipt of a legal opinion of Quarles & Brady LLP that the Reorganization will not result in recognition of gain or loss for federal income tax purposes by the S&P 100 Plus Fund, the Achievers Fund or the Achievers Fund shareholders; (c) the
Registration Statement on Form N-14 shall have become effective under the Securities Act of 1933, no stop orders suspending the effectiveness thereof shall have been issued with respect thereto, and to the knowledge of North Track, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the Securities Act;
(d) the Registration Statement Form N-1A, including the S&P 100 Plus Fund Prospectus and the Achievers Fund Prospectus, shall have remained effective at all times up to and including the Closing Date, no stop orders suspending the effectiveness thereof shall have been issued and, to the knowledge of North Track, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the Securities Act;
(e) no action, suit or other proceeding shall be pending before any court or governmental agency seeking to restrain or prohibit the Reorganization or obtain damages or other relief in connection with the Plan; and all consents, orders and permits of other parties or regulatory authorities deemed necessary by North Track to permit consummation of the Reorganization shall have been obtained.

     In addition, the Plan requires the Achievers Fund to sell, prior to the Closing Date, such securities in its portfolio as are ineligible for investment by the S&P 100 Plus Fund. These securities consist of stocks that do not comprise the S&P 100 Index. Notwithstanding the above, the Achievers Fund shall not sell an amount of portfolio securities that would constitute more than 50% of its historic business assets. The Achievers Fund is also required to transfer to the S&P 100 Plus Fund on the Closing Date at least 90% of the fair market value of its net assets and 70% of the fair market value of its gross assets.

     The Achievers Fund shall bear all of the legal, accounting and other related expenses incurred in connection with the Reorganization, which are estimated to be $75,000.

SECTION 17(A) MATTERS

     Section 17(a) generally prohibits any affiliated person of a registered investment company, or any affiliated person of such affiliated person acting as principal, knowingly to sell any security or other property to such investment company or to purchase any security or other property from such investment company. However, Rule 17a-8 exempts from Section 17(a) a merger, consolidation or purchase or sale of substantially all of the assets involving registered investment companies that may be affiliated persons, or affiliated persons of affiliated persons, solely by reason of having a common investment advisor, provided that certain conditions are satisfied. This rule would apply to the Reorganization because the Achievers Fund and the S&P 100 Plus are affiliated solely by reason of having a common investment advisor (Ziegler) and common directors or officers. The conditions of the rule have been satisfied because the Board of Directors of North Track, including a majority of directors who are not "interested persons" (as defined in the 1940 Act) of North Track, has determined that the transaction is in the best interests of both the Achievers Fund and the S&P 100 Plus Fund and that the interests of shareholders of the Achievers Fund and S&P 100 Plus Fund will not be diluted as a result of the Reorganization.

BACKGROUND AND REASONS FOR THE PROPOSED REORGANIZATION

     In late 2000/early 2001, Ziegler and North Track (then known as "Principal Preservation Portfolios, Inc.") determined to focus on offering a variety of index funds and to be more selective on the number of more actively managed funds being offered. This strategy was due in part to the success they had experienced with the S&P 100 Plus Fund and the PSE Tech fund (a fund that tracks the 100 stocks comprising the Pacific Stock Exchange Technology Stock Index). As part of this strategy, North Track sold the Select Value Fund (a small cap value fund), launched two sector index funds, the Dow Jones U.S. Health Care 100 Plus Fund and the Dow Jones U.S. Financial 100 Plus Fund, and adopted its current name.

     North Track's emphasis is to offer an array of sector-specific index and index-enhanced funds. These various index funds are designed to be an investor's core equity holdings. These funds have lower management fees and expense ratios. North Track also offers actively managed funds to complete an investor's overall portfolio, but these are meant to complement, not supplement, North Track's index funds.

     This emphasis has led management to examine the future of the Achievers Fund. The principal strategy of the Achievers Fund is to invest primarily in common stocks of companies which have market capitalizations in excess of $2 billion and a five-year average dividend growth rate which exceeds that of the S&P 500 Index by at least 20%. However, in recent years, dividends have generally decreased as a percentage of company stock prices and have constituted a smaller portion of investor return. Companies have increasingly reinvested more capital into their businesses and paid smaller dividends, resulting in declining average dividend and dividend growth rates. Larger corporations that pay smaller dividends or no dividends at all have, on balance, outperformed companies that pay large dividends. These factors have made it increasingly difficult for the Achievers Fund to achieve an acceptable rate of return. The total return of the Achievers Fund for 2001 was -26.70%, and for 2000 was -6.63% (in each case, before deducting the applicable sales charge). The Fund's average annual returns (before deducting applicable sales charges) for the one-, five- and ten-year periods ended December 31, 2001 were -26.70%, 3.91% and 6.77%, respectively. The Achievers Fund has underperformed the S&P 500 Index (its benchmark) every year for the past ten years.

     In addition, the Achievers Fund's investment style and returns have not proved to be as attractive to new investors as other investment options offered by other funds in the North Track family of funds or in the marketplace generally. As a result, although the Funds has been in existence for 15 years, it has not been able to grow to a competitive level. As of December 31, 2001, the Achievers Fund had net assets of $27.4 million, which was less than its net assets of more than $30 million five years ago when it offered only one class. The Fund's relatively small size means that it has been unable to achieve the economies of scale that can often be achieved with larger funds.

     Management considered the possibility of improving efforts to market the Achievers Fund but, given its historical performance and relatively high operating expenses, concluded that those efforts would not meaningfully increase the assets of the Achievers Fund. Management also concluded that it would be difficult to attract a new investment advisor or sub-advisor to manage the Achievers Fund because its performance would impair the Fund's growth to an acceptable level of profitability for that advisor. Retaining a new advisor or sub-advisor would also require approval by the Achievers Fund shareholders.

     Management further considered a reorganization of the Achievers Fund into another mutual fund outside the North Track family, but that would require identifying, attracting and negotiating with another fund, which takes considerable time and effort and may not be productive. Such a transaction, even if successfully negotiated, is expensive and usually involves a lengthy process to complete. North Track also believes announcement of a reorganization of the Achievers Fund with another fund could result in a significant amount of redemptions, making the transaction less attractive to the other fund and alienating numerous investors in North Track.

     A liquidation of the Achievers Fund was not pursued because it would be a taxable transaction to shareholders.

     Management finally considered merging the Achievers Fund into the S&P 100 Plus Fund and presented it to the North Track Board at a meeting held on November 9, 2001. Before exploring a possible merger of the two Funds, the Board considered the difficulties experienced by the Achievers Fund in achieving annual returns that were acceptable generally and relative to the S&P 500 Index. The Board also considered the Achievers Fund's lack of growth and inability to realize meaningful reductions in its expense ratios. The Board recognized the increased popularity of indexed equity products by the investing public and the range of such products offered by North Track. The Board was convinced that it was unlikely that the Achievers Fund would soon become as attractive an option for those interested in investing through North Track because the Fund does not complement the other funds that North Track offers, which increasingly have focused on low-cost, sector-specific and enhanced index funds.

     The Board discussed alternatives to merging the Achievers Fund into the S&P 100 Plus Fund. It became persuaded, for the same reasons as did management and the Advisor, that such alternatives were either not likely to occur or not as beneficial to the Achievers Fund shareholders. The Board then considered the benefits and detriments of a merger to those associated with maintaining the status quo for the Achievers Fund.

     At the November 9 meeting, the Board reached a preliminary conclusion that a merger offered greater benefits over the long-term to the Achievers Fund shareholders. There was considerable overlap between the two Funds in the securities they held. In addition, despite significant differences between the Funds in terms of their specific investment objectives and strategies, both Funds are considered "growth and income" funds that invest primarily in stocks of companies with large market capitalizations. At December 31, 2001, 57% of the stocks held by the Achievers Fund were also held by the S&P 100 Plus Fund, and the average market capitalization of the companies owned by the Achievers Fund was $109.7 billion, as compared to $60.7 billion for the S&P 100 Plus Fund. The S&P 100 Plus Fund had the further benefit of lower expense ratios than the Achievers Fund. The annual operating expenses (as a percentage of average daily net assets) of the S&P 100 Plus Fund for the year ended October 31, 2001 were 1.06% for Class A shares, 1.82% for Class B shares and 1.83% for Class C shares, versus the Achievers Fund's annual operating expenses of 1.60% for Class A shares, 2.34% for Class B shares and 2.37% for Class C shares.

     The Board asked Ziegler and management to review the tax consequences of the merger and explain them to the Board at another meeting. The Board met on December 10, 2001. At that meeting, the Board was briefed on the terms of the Plan, including the fact that it could be accomplished on a tax-free basis to the Achievers Fund shareholders. Management also provided pro forma information on the capital gains that the Achievers Fund may recognize in connection with completing the Reorganization, due to the fact that a number of the stocks held by the Achievers Fund could not be held by the S&P 100 Plus Fund and would have to be sold prior to the Reorganization. The Board also considered the tax consequences of the Reorganization to the S&P 100 Plus Fund and its shareholders, resulting from the sale by the S&P 100 Plus Fund of portions of the stocks held by the Achievers Fund that it receives in the Reorganization in order to more clearly parallel the S&P 100 Plus Fund's portfolio to the S&P 100 Index. Those sales will likely cause the S&P 100 Plus Fund to recognize capital gains, which would be partially offset by a capital loss carry forward. The Board was informed that the net capital gain would not be significant on a per share basis to the S&P 100 Plus Fund shareholders particularly given the likely decrease in the S&P 100 Plus Fund's expense ratios as a result of the combination of the two Funds.

     Following further discussion with Ziegler, management and legal counsel, the Board of Directors of North Track unanimously approved and adopted the Plan at the December 10 meeting, and unanimously determined that the Reorganization is fair to, and in the best interests of, the shareholders of the Achievers Fund. In reaching this conclusion, the Board considered a number of factors, including the following:

          (1) The fact that both Funds generally seek capital growth and dividend income by investing primarily in large cap stocks, but that there are significant differences between the Funds relative to their specific investment objectives and principal strategies;

          (2) The fact that the expense ratio of each class of shares of the S&P 100 Plus Fund is significantly lower than the expense ratio of the corresponding class of the Achievers Fund;

          (3) The fact that both Funds are series of North Track and have the same advisor, distributor and other service providers;

          (4)  The  Funds'  identical  sales  charge  and  capital   structures,
purchase and redemption procedures, exchange privileges and other shareholder services;

          (5) The structure of the Reorganization to be tax-free to the Achievers Fund shareholders;

          (6) The capital gains to be recognized by the Achievers Fund (and their tax consequences to shareholders) on the sale of portfolio securities that are ineligible for investment by the S&P 100 Plus Fund; and

          (7) The potential benefits and detriments to the Achievers Fund shareholders of alternatives to the Reorganization, including continuing to operate the Fund on a long-term basis with another investment advisor or sub-advisor, attracting another mutual fund to acquire the Achievers Fund or liquidating the Achievers Fund.

     The unanimous decision by the North Track Board of Directors to adopt the Plan and recommend that the shareholders of the Achievers Fund vote to approve the Reorganization was made primarily because the Reorganization would be a means of combining the Achievers Fund with a fund within the North Track family that, like the Achievers Fund, seeks a combination of capital appreciation and income by investing in companies with larger market capitalizations. The S&P 100 Plus Fund also has lower operating expenses (as a percentage of average net assets) than the Achievers Fund.

FEDERAL TAX CONSIDERATIONS

     In the opinion of Quarles & Brady LLP, the principal federal income tax consequences that will result from the Reorganization, under currently applicable law, are as follows: (i) the Reorganization will qualify as a "reorganization" within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and the Achievers Fund and the S&P 100 Plus Fund will each be a "party to" the Reorganization within the meaning of
Section 368(b) of the Code; (ii) no gain or loss will be recognized by the Achievers Fund upon the transfer of substantially all of its assets to the S&P 100 Plus Fund in exchange solely for shares of the S&P 100 Plus Fund; (iii) no gain or loss will be recognized by the S&P 100 Plus Fund upon its receipt of substantially all of the assets of the Achievers Fund in exchange solely for shares of the S&P 100 Plus Fund; (iv) no gain or loss will be recognized by any shareholder of the Achievers Fund upon the liquidation of the Achievers Fund and the related surrender of their shares of the Achievers Fund in exchange for shares of the S&P 100 Plus Fund; (v) the tax basis of the shares of the S&P 100 Plus Fund to be received by a shareholder of the Achievers Fund will be the same as the tax basis of the shares of the Achievers Fund surrendered in the Reorganization; (vi) the holding period of the shares of the S&P 100 Plus Fund to be received by a shareholder of the Achievers Fund will include the holding period for which such shareholder held the shares of the Achievers Fund exchanged therefor, provided that such shares of the Achievers Fund are a capital asset in the hands of such shareholder as of the Closing; (vii) the S&P 100 Plus Fund's basis in the assets acquired from the Achievers Fund will be the same as the basis of such assets in the hands of the Achievers Fund immediately prior to the Reorganization; (viii) the holding period of the assets of the Achievers Fund in the hands of the S&P 100 Plus Fund will include the period during which such assets were being held by the Achievers Fund; and (ix) the S&P 100 Plus Fund will succeed to and take into account as of the Closing Date the items of the Achievers Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381(b) and (c), 382, 383 and 384 of the Code and the applicable Treasury Regulations thereunder.

     The foregoing opinions are conditioned upon the accuracy, as of the date hereof and as of the closing, of certain representations upon which Quarles & Brady LLP has relied in rendering these opinions, which representations include, but are not limited to, the following (taking into account for purposes thereof any events that are part of the Reorganization): (A) there is no agreement or intention on the part of the shareholders of the Achievers Fund to redeem a number of the shares of the S&P 100 Plus Fund received by them in the Reorganization that would reduce the Achievers Fund shareholder's ownership of the S&P 100 Plus Fund to a number of shares having a value, as of the Closing Date, of less than 50% of the value of the formerly outstanding shares of the Achievers Fund as of the Closing Date; (B) following the Reorganization, the S&P 100 Plus Fund will continue the historic business of the Achievers Fund (for this purpose "historic business" shall mean the business most recently conducted by North Track on behalf of the Achievers Fund other than in connection with the Reorganization) or use a significant portion of the Achievers Fund's historic business assets in a business; (C) North Track is a regulated investment company within the meaning of Section 851 of the Code, and each of the S&P 100 Plus Fund and the Achievers Fund is an investment company as defined in Sections 368(a)(2)(F)(i) and (iii) of the Code; (D) North Track has no plan or intention to redeem or reacquire any of the S&P 100 Plus Fund shares issued in the Reorganization, except to the extent that the S&P 100 Plus Fund is required by the 1940 Act to redeem any of its shares presented for redemption; (E) North Track does not plan or intend to sell or otherwise dispose of any of the assets of the Achievers Fund acquired in the Reorganization, except for dispositions made in the ordinary course of its business or dispositions necessary to maintain its status as a "regulated investment company" under the Code and as a series of an open-end investment company under the 1940 Act; (F) the fair market value of the S&P 100 Plus Fund shares received by each Achievers Fund shareholder will be approximately equal to the fair market value of the Achievers Fund shares surrendered in exchange; (G) the fair market value of the Achievers Fund assets transferred to the S&P 100 Plus Fund in the Reorganization will be approximately equal to the fair market value of the S&P 100 Plus Fund shares received in exchange, and the S&P 100 Plus Fund will acquire at least 90% of the fair market value of the net assets and at least 70% of the fair market value of the gross assets held by the Achievers Fund immediately prior to the Reorganization; and (H) the parties have entered into the Agreement and are completing the Reorganization for valid business purposes.

     The opinions of Quarles & Brady LLP is based on the current provisions of the Code, existing regulations thereunder and current administrative rulings and court decisions, all of which are subject to change. No attempt has been made to comment on all federal income tax consequences of the Reorganization that may be relevant to particular holders, including holders that are subject to special rules such as dealers in securities, foreign persons, insurance companies, and tax-exempt entities.

     THE FOREGOING DESCRIPTION OF THE FEDERAL INCOME TAX CONSEQUENCES OF THE REORGANIZATION IS MADE WITHOUT REGARD TO THE PARTICULAR FACTS AND CIRCUMSTANCES OF ANY SHAREHOLDER OF THE ACHIEVERS FUND. ACHIEVERS FUND SHAREHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC CONSEQUENCES TO THEM OF THE REORGANIZATION, INCLUDING THE APPLICABILITY AND EFFECT OF STATE, LOCAL, FOREIGN AND OTHER TAX LAWS.

     Although the Reorganization may be tax free for federal income tax purposes, North Track expects that the Achievers Fund will be making a final distribution of capital gains and income on or about the Closing Date, which will have an effect on shareholders subject to tax. Prior to the Reorganization, the Achievers Fund will be disposing of portfolio securities that cannot be held by the S&P 100 Plus Fund. Those securities are stocks that do not make up the S&P 100 Plus Fund. For illustrative purposes, at December 31, 2001, the aggregate market value of such stocks held by the Achievers Fund was $9,361,020. The sale of all such stocks on that date would have resulted in capital gains of approximately $1,928,764, offset by a capital loss carryforward of $1,289,314. As a result, the Achievers Fund would have recognized $639,450 in net capital gains to be distributed to its shareholders, or $0.41 per share of each class. Because the identities, amounts and values of the stocks held by the Achievers Fund that are ineligible for investment by the S&P 100 Plus Fund will change prior to the Reorganization, and because the Achievers Fund is also purchasing and selling other stocks, it is impossible to predict the actual net capital gains that will be recognized by the Achievers Fund and distributed to its shareholders.

     In addition, it is expected that the S&P 100 Plus Fund will sell a portion of the portfolio securities of the Achievers Fund received in the Reorganization, in order to re-balance the S&P 100 Plus Fund's portfolio so that it more closely approximates the composition of the S&P 100 Index. Such sales, however, should not result in net capital gains that are material on a per share basis to the shareholders of the S&P 100 Plus Fund (including the former Achievers Fund shareholders).

       DESCRIPTION OF SECURITIES TO BE ISSUED AND RIGHTS OF SHAREHOLDERS

     North Track is a diversified, open-end, management investment company. It was organized in 1984 as a Maryland corporation. The authorized capital stock of North Track consists of one billion shares of common stock, with a par value of $.001 per share. Shares of North Track are currently divided into nine mutual fund series (including the Achievers Fund), each with distinct investment objectives, policies and strategies. Shares of each series are further divided into classes. The Achievers Fund currently has three classes of shares: Class A shares, Class B shares and Class C shares. The Board of Directors of North Track may authorize the issuance of additional series and, within each series, individual classes, and may increase or decrease the number of shares in each series or class.

     The separate classes of shares within the Achievers Fund and all other mutual fund series of North Track have identical dividend, liquidation and other rights. However, each class bears its separate distribution and shareholder serving expenses and may have its own sales load structure. At the discretion of the Board, each class may pay a different share of other expenses (not including advisory or custodial fees or other expenses related to the management of the Fund's assets) if the separate classes incur those expenses in different amounts or if one class receives services of a different kind or to a different degree than another class within each Fund. Each Fund allocates all other expenses to each class of its shares on the basis of the net asset value of that class in relation to the net asset value of the Fund.

     Each share of the Funds, when issued and fully paid for, is duly authorized, validly issued, fully paid and non-assessable. Shares are redeemable and exchangeable as described in each Fund's Prospectus and Statement of Additional Information. Shares have no preference, pre-emptive, subscription or conversion rights.

     Each share has one vote (and each fractional share has a corresponding fractional vote) on each matter presented to shareholders. All shares vote together on matters that affect all shareholders uniformly such as the election of directors. On matters affecting a particular Fund (such as approval of advisory contracts and changes in fundamental investment policies), a separate vote of the shares of that series is required. On matters that uniquely affect a particular class of shares (such as an increase in 12b-1 fees for that class), a separate vote by the shareholders of that class of shares is required.

     As a Maryland corporation, North Track is not required to hold, and in the future does not plan to hold annual shareholder meetings unless required by law or deemed appropriate by the Board of Directors. However, special meetings may be called for purposes such as electing or removing directors, changing fundamental policies or approving an investment advisory contract.

                                 CAPITALIZATION

     The following table shows the capitalization of the Class A, Class B and Class C shares of the Achievers Fund and the S&P 100 Plus Fund, respectively, as of October 31, 2001, and the unaudited pro forma capitalization of the Class A, Class B and Class C shares of the S&P 100 Plus Fund as of that date giving effect to the Reorganization:

                        S&P 100 PLUS FUND                        ACHIEVERS FUND               PRO FORMA COMBINED FUND
                        -----------------                        --------------               -----------------------
                Class A       Class B      Class C      Class A      Class B     Class C      Class A       Class B    Class C
                -------       -------      -------      -------      -------     -------      -------       -------    -------
Net Assets    $170,878,907  $55,254,860   $7,838,377  $24,080,951  $1,710,661   $173,276   $194,959,858   $56,965,521  $8,011,653

Net Asset        $30.78        $30.31       $30.48         $16.43    $16.08      $16.26       $30.78         $30.31       $30.48
Value Per
Share

Shares         5,550,768     1,822,768     257,194      1,465,383    106,411     10,655       6,333,978     1,879,430     262,850
Outstanding

                            OWNERSHIP OF FUND SHARES

ACHIEVERS FUND

     As of December 31, 2001, no person was known to own of record or beneficially 5% or more of the outstanding shares of any class of the Achievers Fund, other than as set forth below:

                                                         PERCENTAGE  PERCENTAGE
                                                          OF CLASS     OF FUND
HOLDER                             NO. OF SHARES/CLASS     OWNED        OWNED
------                             -------------------     -----        -----
Donaldson Lufkin & Jenrette        1,185.857 (Class C)     11.44%       0.08%
Securities Corporation Inc.
#5AV699040
P.O. Box 2052
Jersey City, NJ 07303-9998

PFPC Trust Co. FBO                 1,078.279 (Class C)     10.41%       0.07%
Roy J Weyker Rollover IRA
1430 Garay Lane Unit 109
Port Washington, WI 53074

Donaldson Lufkin & Jenrette        958.797 (Class C)       9.25%        0.06%
Securities Corporation Inc.
#44B004789
P.O. Box 2052
Jersey City, NJ 07303-9998

Donaldson Lufkin & Jenrette        830.220 (Class C)       8.01%        0.05%
Securities Corporation Inc.
#5AV634302
P.O. Box 2052
Jersey City, NJ 07303-9998

Donaldson Lufkin & Jenrette        735.067 (Class C)       7.09%        0.05%
Securities Corporation Inc.
#5AV596337
P.O. Box 2052
Jersey City, NJ 07303-9998

     The Achievers Fund is not "controlled" (as defined in the 1940 Act) by any person.

     To the knowledge of North Track, the beneficial ownership of shares of the Achievers Fund by the officers and directors of North Track as a group constituted less than 1% of the outstanding shares of the Achievers Fund.

S&P 100 PLUS FUND

     As of December 31, 2001, no person was known to own of record or beneficially 5% or more of the outstanding shares of any class of the S&P 100 Plus Fund, other than as set forth below:

                                                          PERCENTAGE  PERCENTAGE
                                                           OF CLASS    OF FUND
HOLDER                            NO. OF SHARES/CLASS       OWNED       OWNED
------                            -------------------       -----       -----
Circle Trust Company TRST         3230,049.630 (Class A)    5.80%       4.20%
Emplanet Retirement Savings Plan
Metro Center
One Station Place
Stamford, CT 06902

Blount Orthopaedic Clinic Ltd     41,021.179 (Class C)      15.23%      0.54%
Employees Balanced PSP FBO
William T. Dicus
Attn: David Becker
625 E. St. Paul Ave.
Milwaukee, WI 53202

Mary E. List                      22,786.494 (Class C)      8.46%       0.30%
1031 N. Mapleton
Oak Park, IL 60302

     The S&P 100 Plus Fund is not "controlled" (as defined in the 1940 Act) by any person.

     To the knowledge of North Track, the beneficial ownership of shares of the S&P 100 Plus Fund by the officers and directors of North Track as a group constituted less than 1% of the outstanding shares of the S&P 100 Plus Fund.

                                 MISCELLANEOUS

INDEPENDENT PUBLIC ACCOUNTANTS

     The firm of Arthur Andersen LLP provides independent auditing services to all of the North Track funds, including the Achievers Fund. Arthur Andersen LLP has no direct or indirect financial interest in North Track or either Fund, except for the fees it receives as auditors and independent public accountants. No representative of Arthur Andersen LLP is expected to be present at the Meeting.

INTERESTS OF EXPERTS AND COUNSEL

     No expert or counsel named herein has a substantial interest in North Track, either Fund, the Reorganization, or any other transaction contemplated by this Proxy Statement/Prospectus.

OTHER MATTERS

     The Board of Directors of North Track has not been informed and is not aware that any other matter will be brought before the Meeting. However, unless expressly indicated otherwise on the enclosed form of proxy, proxies may be voted with discretionary authority with respect to any other matter that may properly be presented at the Meeting or any adjournment thereof. Shareholders of any mutual fund series of North Track wishing to submit proposals for inclusion in a proxy statement and form of proxy for any future shareholder meetings should send their written proposals to the Secretary of North Track, 215 North Main Street, West Bend, Wisconsin 53095.

                           NORTH TRACK ACHIEVERS FUND
                     PLAN OF REORGANIZATION AND LIQUIDATION

     This Plan of Reorganization and Liquidation (this "Plan") is made as of this 29th day of January 2002, by North Track Funds, Inc. ("North Track"), on behalf of its two series known as the Achievers Fund and the S&P 100 Plus Fund (the "S&P Fund").

                                R E C I T A L S

     WHEREAS, North Track: (a) is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland; (b) is registered as an open-end, series, management investment company under the Investment Company Act; and (c) currently has designated eight separate series or investment portfolios, including the Achievers Fund and the S&P Fund;

     WHEREAS, the Reorganization will comprise the transfer of all of the assets of the Achievers Fund (net of its liabilities) to the S&P Fund in exchange for Class A, Class B and Class C shares of the S&P Fund, and the constructive distribution at the Effective Time of such shares to the shareholders of the Achievers Fund in liquidation of the Achievers Fund, all upon the terms and conditions set forth in this Plan;

     WHEREAS, this Agreement is intended to be, and is adopted as, a plan of reorganization and liquidation within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"); and

     WHEREAS, the adoption and performance of this Plan have been authorized by the Board of Directors of North Track and, prior to the Closing Date, will have been duly authorized by all other necessary corporate action on the part of North Track, including approval by the shareholders of the Achievers Fund.

                               A G R E E M E N T

     NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.   DEFINITIONS

     For purposes of this Plan, the following terms shall have the respective meanings set forth below:

     1.1. "ACHIEVERS FUND" MEANS THE ACHIEVERS FUND, A DESIGNATED SERIES OF NORTH TRACK.

     1.2. "ACHIEVERS FUND PROSPECTUS" means the current prospectus and statement of additional information relating to the Achievers Fund which is included in Registration Statement, as may be supplemented or amended as of the relevant time of inquiry.

     1.3. "ACHIEVERS FUND SHAREHOLDERS" means the holders of record of the issued and outstanding shares of Common Stock of the Achievers Fund as of the close of business on the Closing Date.

     1.4. "ACHIEVERS FUND SHAREHOLDER MEETING" means a special meeting of the shareholders of the Achievers Fund to be convened in accordance with applicable law and the Articles of Incorporation and Bylaws of North Track to consider and vote upon the approval of this Plan and the transactions contemplated hereby.

     1.5. "ACHIEVERS FUND SHARES" means the issued and outstanding shares of Common Stock of the Achievers Fund, including Class A, Class B and Class C shares.

     1.6. "CLOSING" means the transfer to the S&P Fund of the assets of the Achievers Fund (net of its liabilities) against delivery to the Achiever Fund of the S&P Fund Shares as described in Section 2.1 of this Plan.

     1.7. "CLOSING DATE" means April 29, 2002, or such other date as North Track may determine.

     1.8.   "CODE" means the Internal Revenue Code of 1986, as amended.

     1.9. "CUSTODIAN" means Union Bank of California, acting in its capacity as custodian with respect to the assets of the Achievers Fund and the S&P Fund.

     1.10.  "EFFECTIVE TIME" means 5:01 p.m. Central Time on the Closing Date.

     1.11. "EXCLUDED ASSETS" shall have the meaning set forth in Section 2.3 of this Plan.

     1.12. "INVESTMENT COMPANY ACT" means the Investment Company Act of 1940, as amended, and all of the rules and regulations adopted thereunder by the SEC.

     1.13.  "NORTH TRACK"  means North Track Funds,  Inc., a corporation  which:
(a) is duly organized, validly existing and in good standing under the laws of the State of Maryland; (b) is registered as an open-end, series, management investment company under the Investment Company Act; and (c) presently has designated eight separate series of its Common Stock, par value $.001 per share, including the Achievers Fund and the S&P Fund.

     1.14.  "PERSON" means an individual or a corporation, partnership,  limited
liability   company,   joint   venture,   association,   trust,   unincorporated
organization, or other entity, as the context requires.

     1.15. "PLAN" means this Plan of Reorganization and Liquidation, together with all schedules and exhibits attached hereto, as the same may be amended from time to time in accordance with the terms hereof.

     1.16. "REGISTRATION STATEMENT" means the Registration Statement on Form N-1A of North Track, as amended (1933 Act Reg. No. 33-12; 1940 Act File No. 811-
4401).

     1.17.  "REORGANIZATION"   means   the   transactions   described   in   and
contemplated by this Plan.

     1.18. "REQUIRED ACHIEVERS FUND SHAREHOLDER VOTE" shall have the meaning specified in Section 3.1 of this Plan.

     1.19. "S&P FUND" means the S&P 100 Plus Fund, a designated series of North Track.

     1.20.  "S&P FUND PROSPECTUS" means the current prospectus and statement  of additional information relating to the S&P Fund which is included in Registration Statement, as may be supplemented or amended as of the relevant time of inquiry.

     1.21. "S&P FUND SHARES" means the shares of Common Stock of the S&P Fund (including Class A, Class B and Class C shares) to be issued pursuant to this Plan, as described in Section 2.1 hereof.

     1.22.  "SEC" means the United States Securities and Exchange Commission.

     1.23. "SECURITIES ACT" means the Securities Act of 1933, as amended, and all rules and regulations adopted by the SEC pursuant thereto.

     1.24. "TRANSFER AGENT" means PFPC Global Fund Services, acting in its capacity as transfer agent for the Achievers Fund and S&P Fund.

     1.25. "VALUATION TIME" means the close of business on the New York Stock Exchange on the Closing Date.

2.   REORGANIZATION AND LIQUIDATION OF THE ACHIEVERS FUND.

     2.1. TRANSFER OF ACHIEVERS FUND ASSETS; ISSUANCE OF S&P FUND SHARES. At or prior to the Effective Time, all of the assets of the Achievers Fund, except the Excluded Assets, shall be delivered to the Custodian for the account of the S&P Fund, in exchange for, and against delivery to the Achievers Fund at the Effective Time of, that number of shares of Class A, Class B and Class C Common Stock of the S&P Fund (including, if applicable, fractional shares rounded to the nearest thousandth of one whole share) (the "S&P Fund Shares") having an aggregate net asset value equal to the net value of the assets of the Achievers Cap Fund so delivered, all determined and adjusted as provided in Section 2.2 of this Plan. As of the Effective Time and following delivery of such assets to the Custodian, the S&P Fund shall receive good and marketable title to such assets free and clear of all liens, security interests, pledges, charges, claims or encumbrances of any and every kind. The S&P Fund Shares so delivered to the Achievers Fund shall consist of the number of shares of Class A, Class B and Class C Common Stock of the S&P Fund determined in accordance with Section 2.2(c) of this Plan, based on the relative value of the Achievers Fund assets (except the Excluded Assets) attributable to the Class A, Class B and Class C shares of the Achievers Fund outstanding as of the Valuation Time. Immediately following receipt of the S&P Fund Shares, the Achievers Fund shall distribute, or cause the Transfer Agent to distribute, such shares to the Achievers Fund
Shareholders in liquidation of the Achievers Fund, with the Achievers Fund Shareholders who owned Class A shares of the Achievers Fund receiving Class A shares of the S&P Fund, the Achievers Fund Shareholders who owned Class B shares of the Achievers Fund receiving Class B shares of the S&P Fund, and the Achievers Fund Shareholders who owned Class C shares of the Achievers Fund receiving Class C shares of the S&P Fund.

     2.2.   COMPUTATION OF NET ASSET VALUE.

            (a) The net asset value of the S&P Fund Shares and the net value of the assets of the Achievers Fund transferred pursuant to this Plan shall, in each case, be determined as of the Valuation Time.

            (b) The net asset value of the S&P Fund Shares (consisting of Class A, Class B and Class C shares) shall be the net asset value per share of each class, computed in accordance with the practices and procedures of the S&P Fund described in the S&P Fund Prospectus. Likewise, the value of the assets of the Achievers Fund to be transferred pursuant to this Plan shall be computed in accordance with the practices and procedures of the Achievers Fund described in the Achievers Fund Prospectus. North Track has determined that the practices and procedures used by the Achievers Fund to value the Achievers Fund assets are consistent with those used by the S&P Fund to value its assets. Based on the value of the Achievers Fund assets to be delivered to the Custodian, North Track shall determine the aggregate value of each of the Class A, Class B and Class C shares of the Achievers Fund outstanding as of the Valuation Time.

            (c)  The number of S&P Fund Shares (including fractional shares,  if any) to be issued hereunder shall be determined separately for each class. The number of shares of each class of the S&P Fund (including fractional shares, if any) to be issued shall be determined by dividing the aggregate value of the shares of such class of the Achievers Fund by the net asset value of a share of such class of the S&P Fund, in each class determined in accordance with Section 2.2(b) hereof.

     2.3. EXCLUDED ASSETS. There shall be deducted from the assets of the Achievers Fund described in Section 2.1 cash, cash equivalents and securities in an amount estimated by North Track to be sufficient to pay all liabilities of the Achievers Fund accrued and unpaid as of the Effective Time (together the "Excluded Assets"), including without limitation: (a) amounts owed or to be owed to any Achievers Fund Shareholder, including declared but unpaid dividends and capital gains distributions; (b) accounts payable, taxes and other accrued and unpaid expenses, if any, incurred in the normal operation of the business of the Achievers Fund up to and including the Closing Date and estimated to be incurred after the Closing Date in connection with winding up the affairs of, and liquidating, the Achievers Fund; and (c) costs and expenses incurred by the Achievers Fund in connection with the Reorganization, including preparing and distributing proxy materials, soliciting proxies and holding the Achievers Fund Shareholder Meeting except to the extent such expenses are borne by B.C. Ziegler and Company or another party.

     2.4. CLOSING OF BOOKS. The stock transfer books of the Achievers Fund shall be permanently closed as of the close of business on the Closing Date, and only requests for the redemption of shares of the Achievers Fund received in proper form prior to the close of trading on the New York Stock Exchange on the Closing Date shall be accepted by the Achievers Fund. Purchase and redemption requests thereafter received by the Achievers Fund shall be deemed to be purchase and redemption requests for S&P Fund Shares (assuming that the Reorganization has been consummated).

     2.5. DECLARATION OF DIVIDENDS AND DISTRIBUTIONS BY THE FUND. On or prior to the Closing Date, the Achievers Fund will declare a dividend to shareholders of record of the Achievers Fund as of the date of such dividend declaration so that, for the short taxable year of the Achievers Fund ending on the date on which it is completely liquidated and discontinued, the Achievers Fund will have declared an aggregate amount of dividends which: (a) is equal to at least the sum of its net capital gain, if any, (within the meaning of Section 852(b)(3) of the Code) and ninety percent (90%) of its investment company taxable income (determined under Section 852(b)(2) of the Code, but without regard to Section 852(b)(2)(D) of the Code) for such taxable year; and (b) is sufficient to avoid any excise tax on the Achievers Fund under Section 4982 of the Code for the calendar year in which the Closing Date occurs, provided that the dividends that have been so declared but have not been paid on or before such Closing Date are in fact paid by the Achievers Fund prior to the end of such calendar year to the shareholders of the Achievers Fund as of the record date for determining shareholders entitled to receive payment of such dividend.

     2.6. LIQUIDATION. As soon as reasonably practicable after the Closing Date, the Achievers Fund shall pay or make provisions for all of its debts, liabilities and taxes, and distribute all remaining assets, including the S&P Fund Shares received by it in the Reorganization and the balance, if any, of the Excluded Assets, to the Achievers Fund Shareholders, and the Achievers Fund's status as a designated series of shares of North Track shall be terminated.

     2.7. ISSUANCE OF S&P FUND SHARES. On the Closing Date, North Track shall instruct the Transfer Agent to record on the S&P Fund's books and records the pro rata interest of each of the Achievers Fund Shareholders in the S&P Fund Shares in the name of such Achievers Fund Shareholder, with such Achievers Fund Shareholder receiving S&P Fund Shares of the same class and same aggregate value as the Achievers Fund Shares owned by such Achievers Fund Shareholder immediately prior to the Effective Time. All Achievers Fund Shares then issued and outstanding shall thereupon be canceled on the books of the S&P Fund. The S&P Fund or the Transfer Agent shall forward a confirmation of such ownership to each of the Achievers Fund Shareholders. No redemption or repurchase of such S&P Fund Shares credited to any Achievers Fund Shareholder in respect of his or her Achievers Fund Shares which are represented by an unsurrendered stock certificate shall be permitted until such certificate has been surrendered to North Track or the Transfer Agent for cancellation, or if such certificate is lost or misplaced, until a lost certificate affidavit has been executed and delivered to North Track or the Transfer Agent.

     2.8. LIABILITIES AND EXPENSES. The S&P Fund shall not assume any liability of the Achievers Fund, and the Achievers Fund shall use its best efforts to discharge all known liabilities, so far as may be possible, prior to the Closing Date.

3.   CONDITIONS PRECEDENT TO CLOSING

     The Closing of the Reorganization is subject to the conditions that on or before the Closing Date:

     3.1. APPROVAL OF PLAN BY SHAREHOLDERS OF THE ACHIEVERS FUND. The Achievers Fund Shareholder Meeting shall have been duly called and held in accordance with the provisions of the Investment Company Act, the Maryland General Corporate Law and the Articles of Incorporation and Bylaws of North Track, including compliance with the notice and quorum requirements thereunder, and at such meeting the Plan shall have been approved by the affirmative vote of the lesser of (a) 67% or more of the Achievers Fund Shares present at the Achievers Fund Shareholder Meeting, if shareholders who are the owners of more than 50% of the Achievers Fund Shares outstanding and entitled to vote on the Plan at the Achievers Fund Shareholder Meeting are present at such Meeting in person or by proxy; or (b) more than 50% of the Achievers Fund Shares outstanding and entitled to vote on approval of the Plan at the Achievers Fund Shareholder Meeting (the "Required Achievers Fund Shareholder Vote").

     3.2. NO ADVERSE ACTIONS. On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit or obtain damages or other relief in connection with this Plan or the transactions contemplated hereby.

     3.3. CONSENTS AND APPROVALS. All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the SEC and of state blue sky or securities authorities) deemed necessary by North Track to permit consummation, in all material respects, of the transactions contemplated hereby, shall have been obtained.

     3.4. EFFECTIVENESS OF REGISTRATION STATEMENT ON FORM N-14. North Track's Registration Statement on Form N-14 to be prepared and filed with the SEC with respect to the S&P Fund Shares, including the Proxy Statement of the Achievers Fund soliciting approval of the Plan at the Achievers Fund Shareholder Meeting constituting a part thereof, shall have become effective under the Securities Act and no stop order suspending the effectiveness thereof shall have been issued and, to the knowledge of North Track, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the Securities Act.

     3.5. CONTINUED EFFECTIVENESS OF REGISTRATION STATEMENT ON FORM N-1A. The Registration Statement including the Achievers Fund Prospectus and the S&P Fund Prospectus shall remain effective with the SEC from and after the date of this Agreement and continuing up to and including the Closing Date, and no stop order suspending the effectiveness thereof shall have been issued and, to the knowledge of North Track, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the Securities Act.

     3.6. DISPOSITION OF INELIGIBLE INVESTMENTS. Prior to the Closing Date, the Achievers Fund shall use its best efforts to sell, liquidate or otherwise dispose of such securities and instruments (or portions thereof) in its investment portfolio ("ineligible securities") as and to the extent necessary to enable the S&P Fund to own, purchase or hold all of the securities and instruments in the Achievers Fund's investment portfolio being transferred to the S&P Fund in the Reorganization without causing a violation of any of the S&P Fund's investment restrictions or policies; provided, however, that the Achievers Fund shall not sell or dispose of an amount of securities that would constitute more than 50% of its historic business assets or otherwise jeopardize the status of the Reorganization as a tax-free reorganization within the meaning of the Code. Immediately following the Closing Date, the S&P Fund shall sell, liquidate or otherwise dispose of any such ineligible securities and instruments that the Achievers Fund did not sell, liquidate or dispose of prior to the Closing Date.

     3.7. DECLARATION OF DIVIDENDS AND DISTRIBUTIONS BY THE ACHIEVERS FUND. Prior to or on the Closing Date, the Achievers Fund shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders all of the Achievers Fund's investment company taxable income for taxable years ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid) and all of its net capital gain realized in taxable years ending on or prior to the Closing Date (after reduction for any capital loss carried forward).

     3.8. ACQUISITION OF SUBSTANTIALLY ALL OF THE ASSETS OF THE ACHIEVERS FUND. The assets of the Achievers Fund to be acquired by the S&P Fund shall constitute at least 90% of the fair market value of the net assets and at least 70% of the fair market value of the gross assets of the Achievers Fund immediately prior to the Reorganization. For these purposes, assets used by the Achievers Fund to pay the expenses it incurs in connection with this Agreement and the Reorganization and to effect all shareholder redemptions and distributions (other than regular, normal dividends and regular, normal redemptions pursuant to the Investment Company Act, and not in excess of the requirements of Section 852 of the Code, occurring in the ordinary course of the Achievers Fund's business as an open-end diversified management investment company) after the date of this Agreement shall be included as assets of the Achievers Fund immediately prior to the Reorganization.

     3.9.   TAX  OPINION.   North Track  shall have  received on  or before  the
Closing Date an opinion of Quarles & Brady LLP regarding the tax consequences of the Reorganization in substantially the form attached as Exhibit 1 attached
                                                         ---------
to this Agreement.

4.   EXPENSES

     The Achievers Fund and the S&P Fund will bear their respective expenses in connection with the entering into and carrying out the provisions of this Plan; provided, however, it is not expected that the S&P Fund will incur any expenses; provided further, however, that it is expected that B.C. Ziegler and Company will bear the expenses of the Achievers Fund.

5.   TERMINATION

     5.1. BY NORTH TRACK. This Plan may be terminated at any time by North Track, and will be terminated by North Track if any of the conditions precedent to the Reorganization set forth in Article 3 have not been satisfied as of the Closing Date.

     5.2.   EFFECTS  OF TERMINATION.   In  the event  of any  such  termination,
there shall be no liability for damage on the part of either the Achievers Fund or the S&P Fund.

6.   AMENDMENT

     This Plan may be amended, modified or supplemented in such manner as North Track Funds determines; provided, however, that following approval of the Plan by the Required Achievers Fund Shareholder Vote, no such amendment may have the effect of changing the provisions for determining the number of S&P Fund Shares to be issued to the Achievers Fund Shareholders pursuant to this Plan to the detriment of the Achievers Fund Shareholders without their further approval.

7.   MISCELLANEOUS

     7.1. HEADINGS. The Article and Section headings contained in this Plan will have reference purposes only and shall not affect in any way the meaning or interpretation of this Plan.

     7.2.   GOVERNING LAW.   This  Plan shall be  governed by  and construed  in
accordance with the laws of the State of Maryland, North Track's Articles of Incorporation and Bylaws, and the Achievers and S&P Funds' Prospectuses.

     IN WITNESS WHEREOF, on the authority of the Board of Directors of North Track, this Plan has been executed by its duly authorized officer as of the day and year first written above.

                                        BY ORDER OF THE BOARD OF DIRECTORS OF
                                        NORTH TRACK FUNDS, INC.

                                        (On Behalf of the Achievers and S&P 100
                                        Plus Fund)

                                        By:  ----------------------------------

                                        Title: --------------------------------

                          NORTH TRACK PORTFOLIOS, INC.
                                 ACHIEVERS FUND

     REVOCABLE PROXY FOR SPECIAL MEETING OF SHAREHOLDERS. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints Robert J. Tuszynski, Franklin P. Ciano or Peter D. Ziegler, and each of them, proxy, with full power of substitution, to vote all shares of stock the undersigned is entitled to vote at the Special Meeting of Shareholders of the Achievers Fund to be held at ----------------, ----------------------------, --------------------, Wisconsin at ---------, on
---------, April --, 2002 or at any adjournment thereof, with respect to the matters set forth on this proxy and described in the Notice of Special Meeting and Proxy Statement/Prospectus, receipt of which is hereby acknowledged.

SHARES LISTED BELOW REPRESENT THE TOTAL NUMBER OF EACH CLASS OF ACHIEVERS FUND SHARES REGISTERED IN THE NAME PRINTED BELOW.

                                Dated:  -------------------------------, 2002


                                 ---------------------------------------------
                                 (Please sign exactly as name appears at left)

                                (If stock is owned by more than one person, all owners should sign. Persons signing as executors, administrators, trustees or in similar capacities should so indicate.)


Shares represented by this proxy will be voted as directed by the stockholder. IF NO DIRECTION IS SUPPLIED, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.
                                                      ---

Please vote by filling in the appropriate boxes below, as shown, using blue or black ink or dark pencil.

                                                        FOR   AGAINST  ABSTAIN
1.   To  approve   a  Plan   of  Reorganization   and    o       o        o
     Liquidation (the "Plan") for the Achievers  Fund
     providing for (a) the transfer of  substantially
     all of the assets of the Achievers Fund (net  of
     its liabilities)  to the  S&P 100  Plus Fund  in
     exchange solely for shares of S&P 100 Plus Fund,
     followed by (b)  the distribution  of shares  of
     S&P 100 Plus  Fund, pro rata,  to the  Achievers
     Fund  shareholders   in   dissolution   of   the
     Achievers Fund.

     In their discretion, the proxies are authorized to vote on such other matters as may properly come before the meeting.

                            NORTH TRACK FUNDS, INC.

                      STATEMENT OF ADDITIONAL INFORMATION
                              DATED MARCH 1, 2002
                             FOR THE REORGANIZATION
                                     OF THE
                                 ACHIEVERS FUND
                                    INTO THE
                               S&P 100 PLUS FUND

     This Statement of Additional Information is not a prospectus, and should be read in conjunction with the Proxy Statement/Prospectus dated March 1, 2002, relating to the reorganization (the "Reorganization) of the Achievers Fund, a series of North Track Funds, Inc. ("North Track"), into the S&P 100 Plus Fund, another series of North Track. In connection with the Reorganization, the S&P 100 Plus Fund would acquire substantially all of the assets (net of liabilities) of the Achievers Fund. In consideration of the Achievers Fund's transfer of assets to the S&P 100 Plus Fund, the S&P 100 Plus Fund would issue to the Achievers Fund shares of the S&P 100 Plus Fund having an aggregate net asset value equal to the aggregate value of the assets transferred by the Achievers Fund. Class A shares of the S&P 100 Plus Fund would be issued for the Achievers Fund assets allocated to the Class A shares of the Achievers Fund; Class B shares of the S&P 100 Plus Fund would be issued for the Achievers Fund assets allocated to the Class B shares of the Achievers Fund; and Class C shares of the S&P 100 Plus Fund would be issued for the Achievers Fund assets allocated to the Class C shares of the Achievers Fund. The Achievers Fund would thereafter distribute the shares of the S&P 100 Plus Fund so received to its shareholders on a pro rata basis, and the Achievers Fund subsequently would be liquidated and discontinued as a separate series of North Track. As a result of the Reorganization, shareholders of the Achievers Fund would become shareholders of the S&P 100 Plus Fund. It is expected that the aggregate net asset value of the shares of the S&P 100 Plus Fund received by each shareholder of the Achievers Fund in the Reorganization would be equal, immediately following the Reorganization, to the aggregate net asset value of the shares of the Achievers Fund held by such shareholder immediately prior to the Reorganization. The Reorganization is expected to be tax-free to the Achievers Fund shareholders.

     The information otherwise required to be set forth in this Statement of Additional Information is included in: (i) the Statement of Additional Information of the S&P 100 Plus Fund, dated March 1, 2002 (the "S&P 100 Plus Fund SAI"); (ii) the Statement of Additional Information of the Achievers Fund, dated March 1, 2002 (the "Achievers Fund SAI"); (iii) the Annual Report to Shareholders of the S&P 100 Plus Fund for the year ended October 31, 2001 (the "S&P 100 Plus Fund Annual Report"); and (iv) the Annual Report to Shareholders of the Achievers Fund for the year ended October 31, 2001 (the "Achievers Fund Annual Report"). The S&P 100 Plus Fund SAI, the Achievers Fund SAI, the S&P 100 Plus Fund Annual Report and the Achievers Fund Annual Report are incorporated by reference herein.

     A copy of the Proxy Statement/Prospectus, the Prospectus of the S&P 100 Plus Fund, dated March 1, 2002, the Prospectus of the Achievers Fund dated March 1, 2002, the S&P 100 Plus Fund SAI, the Achievers Fund SAI, the S&P 100 Plus Fund Annual Report and the Achievers Fund Annual Report may be obtained free of charge by writing to North Track, 215 North Main Street, West Bend, Wisconsin 53095, or by calling 1-800-826-4600.

       ADDITIONAL INFORMATION ABOUT NORTH TRACK AND THE S&P 100 PLUS FUND

     For additional information about North Track and the S&P 100 Plus Fund, please see the S&P 100 Plus Fund SAI, which is incorporated by reference herein.

                ADDITIONAL INFORMATION ABOUT THE ACHIEVERS FUND

     For additional information about the Achievers Fund, please see the Achievers Fund SAI, which is incorporated by reference herein.

                                    EXPERTS

     The audited financial statements of the S&P 100 Plus Fund and the Achievers Fund incorporated by reference into this Statement of Additional Information have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their report with respect thereto, which also is incorporated by reference into this Statement of Additional Information, in reliance upon the authority of said firm as experts in accounting and auditing in giving said report.

                        HISTORICAL FINANCIAL STATEMENTS

     The following audited historical financial statements and notes thereto of the S&P 100 Plus Fund, together with the Report of the Independent Accountants thereon, are incorporated herein by reference from the S&P 100 Plus Fund Annual
Report:

     (1)  Balance Sheet for the S&P 100 Plus Fund as of October 31, 2001;

     (2) Statement of Operations for the S&P 100 Plus Fund for the year ended October 31, 2001;

     (3) Statement of Changes in Net Assets for the S&P 100 Plus Fund for the years ended October 31, 2001 and October 31, 2000;

     (4)  Schedule of Investments for  the S&P 100 Plus  Fund as of October  31,
          2001;

     (5)  Financial Highlights for the S&P 100 Plus Fund; and

     (6)  Notes to Financial Statements.

     The following audited historical financial statements and notes thereto of the Achievers Fund, together with the Report of the Independent Accountants thereon, are incorporated herein by reference from the Achievers Fund Annual
Report:

     (1)  Balance Sheet for the Achievers Fund as of October 31, 2001;

     (2) Statement of Operations for the Achievers Fund for the year ended October 31, 2001;

     (3) Statement of Changes in Net Assets for the Achievers Fund for the years ended October 31, 2001 and October 31, 2000;

     (4)  Schedule of Investments of the Achievers Fund as of October 31, 2001;

     (5)  Financial Highlights for the Achievers Fund; and

     (6)  Notes to Financial Statements.

                         PRO FORMA FINANCIAL STATEMENTS

     Set forth below are the following unaudited pro forma financial statements:

     (1) Unaudited Pro Forma Combining Statement of Assets and Liabilities for the S&P 100 Plus Fund and Achievers Fund as of October 31, 2001 (assuming the Reorganization had been consummated on that date);

     (2) Unaudited Pro Forma Combining Statement of Operations for the S&P 100 Plus Fund and Achievers Fund for the year ended October 31, 2001 (assuming the Reorganization had been consummated at the beginning of the year, the inception date of the S&P 100 Plus Fund);

     (3) Unaudited Pro Forma Combining Schedule of Investments of the S&P 100 Plus Fund and Achievers Fund as of October 31, 2001 (assuming the Reorganization had been consummated on that date); and

     (4)  Notes to Pro Forma Financial Statements (Unaudited).

     These unaudited pro forma financial statements should be read in conjunction with, and are qualified in their entirety by, the historical financial statements of the S&P 100 Plus Fund and Achievers Fund incorporated by reference into this Statement of Additional Information. These unaudited pro forma financial statements are intended for information purposes only, and are not necessarily indicative of the future financial position or future results of the S&P 100 Plus Fund.

           NORTH TRACK S&P 100 PLUS FUND/ NORTH TRACK ACHIEVERS FUND
                              PRO FORMA COMBINING
                      STATEMENT OF ASSETS AND LIABILITIES
                          OCTOBER 31, 2001 (UNAUDITED)

                                                      S&P 100 PLUS         ACHIEVERS           PRO FORMA           PRO FORMA
                                                          FUND                FUND            ADJUSTMENTS           COMBINED
                                                      ------------         ---------          -----------           --------
ASSETS:
Investments:
   Cost basis of investments                         $224,416,449         $21,597,318                            $246,013,767
                                                     ------------         -----------        ------------        ------------
                                                     ------------         -----------        ------------        ------------

   Long-term investments in securities               $232,062,425         $24,595,242                            $256,657,667
   Short-term investments                              24,283,605           2,532,417                              26,816,022

        Total investments (See schedule
          of Investments)                             256,346,030          27,127,659                   -         283,473,689

Receivables:
   Capital shares sold                                    803,599                 988                                 804,587
   Dividends and interest                                 189,798              16,856                                 206,654
   Investments sold                                       662,223             615,719                               1,277,942
   Margin variation                                         2,800               1,600               4,400
        Total receivables                               1,658,420             635,163                   -           2,293,583
                                                     ------------         -----------        ------------        ------------
Other assets                                               11,064               1,320              12,384
                                                     ------------         -----------        ------------        ------------
        Total assets                                 $258,015,514         $27,764,142        $          -        $285,779,656
                                                     ------------         -----------        ------------        ------------
                                                     ------------         -----------        ------------        ------------

LIABILITIES:
Payables:
   Capital shares redeemed                               $403,404             $56,982                                $460,386
   Management fees                                         78,033              17,306                                  95,339
   Other accrued expenses                                 300,043              67,246                                 367,289
   Collateral on securities loaned, at value           23,261,890           1,220,000                              24,481,890
   Investments purchased                                        -             437,720                                 437,720
                                                     ------------         -----------        ------------        ------------
        Total liabilities                              24,043,370           1,799,254                   -          25,842,624
                                                     ------------         -----------        ------------        ------------

NET ASSETS:
Capital stock                                         205,295,127          21,749,112                             227,044,239
Undistributed net investment income                             -                   -                                       -
Undistributed net realized gains
  (losses) on investments                              (3,252,564)         (1,248,729)                             (4,501,293)
Net unrealized appreciation
  (depreciation) on investments                        31,929,581           5,464,505                              37,394,086
                                                     ------------         -----------        ------------        ------------
        Total net assets                              233,972,144          25,964,888                   -         259,937,032
                                                     ------------         -----------        ------------        ------------
        Total liabilities and net assets             $258,015,514         $27,764,142        $          -        $285,779,656
                                                     ------------         -----------        ------------        ------------
                                                     ------------         -----------        ------------        ------------

NET ASSET VALUE, OFFERING
PRICE AND REDEMPTION
PROCEEDS PER SHARE

Class A
   Net Asset Value                                   $170,878,907         $24,080,951                            $194,959,858
   Shares Outstanding                                   5,550,768           1,465,383            (682,173)(a)       6,333,978
                                                                                                          <F7>
   Redemption Price                                        $30.78              $16.43                                  $30.78
                                                     ------------         -----------        ------------        ------------
                                                     ------------         -----------        ------------        ------------
   Offering Price                                          $32.49              $17.34                                  $32.49
                                                     ------------         -----------        ------------        ------------
                                                     ------------         -----------        ------------        ------------

Class B
   Net Asset Value                                    $55,254,860          $1,710,661                             $56,965,521
   Shares Outstanding                                   1,822,768             106,411             (49,749)(a)       1,879,430
                                                                                                      <F7>
   Offering and Redemption Price                           $30.31              $16.08                                  $30.31
                                                     ------------         -----------        ------------        ------------
                                                     ------------         -----------        ------------        ------------

Class C
   Net Asset Value                                     $7,838,377            $173,276                              $8,011,653
   Shares Outstanding                                     257,194              10,655              (4,999)(a)         262,850
                                                                                                          <F7>
   Redemption Price                                        $30.48              $16.26                                  $30.48
                                                     ------------         -----------        ------------        ------------
                                                     ------------         -----------        ------------        ------------
   Offering Price                                          $30.79              $16.42                                  $30.79
                                                     ------------         -----------        ------------        ------------
                                                     ------------         -----------        ------------        ------------

(a)<F7> Represents the reduction in total additional shares, based on the difference in net asset value per share of each fund.

           NORTH TRACK S&P 100 PLUS FUND/ NORTH TRACK ACHIEVERS FUND
                              PRO FORMA COMBINING
                            STATEMENT OF OPERATIONS
            FOR THE TWELVE MONTHS ENDED OCTOBER 31, 2001 (UNAUDITED)

                                                      S&P 100 PLUS         ACHIEVERS           PRO FORMA           PRO FORMA
                                                          FUND                FUND            ADJUSTMENTS           COMBINED
                                                      ------------         ---------          -----------           --------
INVESTMENT INCOME:
   Interest                                          $  3,187,037        $    350,874                           $   3,537,911
   Dividends                                              100,395              71,030                                 171,425
   Security lending revenue                                13,428               2,547                                  15,975
                                                     ------------        ------------           ---------       -------------
        Total investment income                         3,300,860             424,451                   -           3,725,311

EXPENSES:
   Investment advisory fees                             1,051,045             279,999            (150,414)(a)       1,180,630
                                                                                                          <F8>
   Custodian fees                                          31,201               5,699                   -              36,900
   Transfer agent fees                                    457,555              64,868             (15,000)(b)         507,423
                                                                                                          <F9>
   Broker service fees                                  1,042,812             108,318                   -           1,151,130
   Distribution fees - Class B & C                        176,506               6,675                   -             183,181
   Professional fees                                      120,064              48,755             (40,000)(b)         128,819
                                                                                                          <F9>
   Registration                                            74,135              36,865             (35,000)(b)          76,000
                                                                                                          <F9>
   Communication                                           62,770              13,180              (6,000)(b)          69,950
                                                                                                          <F9>
   Director fees                                           31,561               4,321                   -              35,882
   Pricing of investments                                   9,646               5,205              (5,205)(b)           9,646
                                                                                                          <F9>
   Administration fee                                     271,727              37,333                   -             309,060
   Other expenses                                          83,213               3,257                   -              86,470
                                                     ------------        ------------           ---------       -------------
        Total expenses                                  3,412,235             614,475            (251,619)          3,775,091
                                                     ------------        ------------           ---------       -------------
NET INVESTMENT INCOME (LOSS)                             (111,375)           (190,024)            251,619             (49,780)
                                                     ------------        ------------           ---------       -------------

NET REALIZED GAINS (LOSSES)
   ON INVESTMENTS                                      (3,006,051)         (1,248,747)                             (4,254,798)

NET UNREALIZED APPRECIATION
   (DEPRECIATION) ON INVESTMENTS                      (86,869,553)        (16,404,799)                           (103,274,352)
                                                     ------------        ------------           ---------       -------------

   Net gains (losses) on investments                  (89,875,604)        (17,653,546)                  -        (107,529,150)
                                                     ------------        ------------           ---------       -------------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM OPERATIONS                  $(89,986,979)       $(17,843,570)          $ 251,619       $(107,578,930)
                                                     ------------        ------------           ---------       -------------
                                                     ------------        ------------           ---------       -------------

(a)<F8>   Reflects adjustment based on the surviving Fund's fee schedule.
(b)<F9> Reflects adjustment based on the estimated benefit of combining operations.

           NORTH TRACK S&P 100 PLUS FUND/ NORTH TRACK ACHIEVERS FUND
                              PRO FORMA COMBINING
                            SCHEDULE OF INVESTMENTS
                          OCTOBER 31, 2001 (UNAUDITED)

<TABLE
                                                                              Shares/Principal Amount

                                                                S&P 100 PLUS         ACHIEVERS           PRO FORMA
                                                                    FUND                FUND              COMBINED
                                                                ------------         ---------           ---------

COMMON STOCK - 98.7%

CONSUMER  DISCRETION - 13.1%
 (a)<F10>   AOL Time Warner Inc.                                    197,790             13,000              210,790
            Black & Decker Corporation                                3,390                                   3,390
 (a)<F10>   Clear Channel Communications, Inc.                       24,400                                  24,400
            Eastman Kodak Company                                    11,520                                  11,520
            Ford Motor Co                                            60,900                                  60,900
            General Motors Corporation                               22,660                                  22,660
 (a)<F10>   Harrah's Entertainment, Inc.                              4,940                                   4,940
 (a)<F10>   Kohl's Corporation                                                          13,000               13,000
            Limited (The), Inc.                                      17,720                                  17,720
            May Department Stores Company                            12,490                                  12,490
            McDonald's Corporation                                   41,730                                  41,730
            McGraw-Hill Companies, Inc.                                                 17,000               17,000
            Radioshack Corporation                                    7,750                                   7,750
            Sears, Roebuck and Co.                                   13,950                                  13,950
            Target Corporation                                                          15,000               15,000
            The Home Depot, Inc.                                     97,790                                  97,790
 (a)<F10>   Toys R Us, Inc.                                           8,520                                   8,520
 (a)<F10>   Viacom Inc.                                              74,940                                  74,940
            Wal-Mart Stores, Inc.                                   203,220             15,000              218,220
            Walt Disney Company                                      87,140                                  87,140

CONSUMER STAPLES - 9.1%
            Anheuser-Busch Companies, Inc.                                              10,000               10,000
            Avon Products, Inc.                                       9,970                                   9,970
            Campbell Soup Company                                    16,650                                  16,650
            Coca-Cola Company                                        89,170                                  89,170
            Colgate-Palmolive Company                                22,940                                  22,940
            Gillette Company                                         44,050                                  44,050
            Heinz (H.J.) Company                                     14,520                                  14,520
            Kimberly-Clark Corporation                                                  10,000               10,000
            Kraft Foods, Inc.                                                           10,000               10,000
            PepsiCo, Inc.                                            73,880             20,000               93,880
 (a)<F10>   Philip Morris Companies Inc.                             89,000                                  89,000
            Procter & Gamble Company                                 53,510                                  53,510
            Ralston Purina Group                                     12,780                                  12,780
            Sara Lee Corporation                                     32,030                                  32,030

ENERGY - 5.7%
            Baker Hughes Incorporated                                13,850             13,850
            ChevronTexaco Corporation                                                    5,000                5,000
            Exxon Mobil Corporation                                 286,670             25,000              311,670
            Halliburton Company                                      17,520                                  17,520
            Schlumberger Limited                                     23,910                                  23,910

FINANCIAL SERVICES - 16.0%
            American Express Company                                 55,570                                  55,570
            American International Group,  Inc.                     108,846             12,000              120,846
            Bank of America Corporation                              66,100                                  66,100
            Bank One Corporation                                     48,310                                  48,310
            Citigroup Inc.                                          209,160             21,666              230,826
            Fannie Mae                                                                  10,000               10,000
            J.P. Morgan Chase & Co.                                  82,360                                  82,360
            Lehman Brothers Holdings Inc.                             9,980                                   9,980
            MBNA Corporation                                                             5,000                5,000
            Merrill Lynch & Co., Inc.                                34,850                                  34,850
            Morgan Stanley Dean Witter & Co.                         44,860                                  44,860
            The Hartford Financial Services Group, Inc.               9,390                                   9,390
            US Bancorp                                               79,629                                  79,629
            Washington Mutual, Inc.                                                     15,000               15,000
            Wells Fargo & Company                                    71,420             25,000               96,420

HEALTH CARE - 16.1%
 (a)<F10>   Amgen, Inc.                                              43,790             15,000               58,790
            Baxter International Inc.                                24,600                                  24,600
            Bristol-Myers Squibb Company                             80,710                                  80,710
            Cardinal Health, Inc.                                                       18,000               18,000
            CIGNA Corporation                                         6,390                                   6,390
            HCA-The Healthcare Company                               22,170                                  22,170
            Johnson & Johnson                                       136,510             22,000              158,510
 (a)<F10>   MedImmune, Inc.                                           8,810                                   8,810
            Medtronic, Inc.                                                             15,000               15,000
            Merck & Co., Inc.                                        95,430                                  95,430
            Pfizer, Inc.                                            262,790             25,000              287,790
            Pharmacia Corporation                                    53,920                                  53,920

INDUSTRIALS - 11.3%
            Burlington Northern Santa Fe Corporation                 16,460                                  16,460
 (a)<F10>   Concord EFS, Inc.                                                           18,000               18,000
            Delta Air Lines, Inc.                                     5,130                                   5,130
 (a)<F10>   FedEx Corporation                                        12,880                                  12,880
            First Data Corporation                                                       7,000                7,000
            General Dynamics Corporation                              8,320                                   8,320
 (b)<F11>   General Electric Company                                413,280             25,000              438,280
            Honeywell International Inc.                             33,310                                  33,310
            Minnesota Mining and Manufacturing Company               16,460                                  16,460
            Norfolk Southern Corporation                             15,970                                  15,970
            Raytheon Company                                         14,230                                  14,230
            Rockwell International  Corporation                       7,650                                   7,650
            The Boeing Company                                       36,690                                  36,690
            Tyco International Ltd.                                  80,840             20,000              100,840
            United Technologies  Corporation                         19,560                                  19,560

MATERIALS - 2.1%
            Alcoa Inc.                                               36,210                                  36,210
            Allegheny Technologies, Inc.                              3,300                                   3,300
            Boise Cascade Corporation                                 2,430                                   2,430
            Dow Chemical Company                                     37,080                                  37,080
            DuPont (E.I.) de Nemours and  Company                    43,570                                  43,570
            International Paper Company                              20,140                                  20,140
            Weyerhaeuser Company                                      9,190                                   9,190

TECHNOLOGY - 18.0%
 (a)<F10>   Amdocs Limited                                                               5,000                5,000
 (a)<F10>   Applied Materials, Inc.                                                      8,000                8,000
 (a)<F10>   Cisco Systems, Inc.                                     306,480                                 306,480
 (a)<F10>   Computer Sciences Corporation                             7,070                                   7,070
 (a)<F10>   EMC Corporation                                          92,460             10,000              102,460
 (a)<F10>   Flextronics International Ltd.                                              14,000               14,000
            Hewlett-Packard Company                                  81,710                                  81,710
            Intel Corporation                                       279,320             30,000              309,320
            International Business  Machines Corporation             71,420                                  71,420
            Linear Technology Corporation                                               25,000               25,000
 (a)<F10>   Lucent Technologies, Inc.                               142,610                                 142,610
 (a)<F10>   Microsoft Corporation                                   223,870             12,000              235,870
 (a)<F10>   National Semiconductor  Corporation                       7,450                                   7,450
            Nokia Corp - ADR                                                            15,000               15,000
            Nortel Networks Corp.                                   129,410                                 129,410
 (a)<F10>   Oracle Corporation                                      233,940                                 233,940
 (a)<F10>   SunGard Data Systems, Inc.                                                  10,000               10,000
            Texas Instruments Inc.                                   73,290                                  73,290
 (a)<F10>   Unisys Corporation                                       13,080                                  13,080
            Xerox Corporation                                        29,050                                  29,050

TELECOMMUNICATION - 5.4%
            AT&T Corp.                                              119,060                                 119,060
 (a)<F10>   Nextel Communications, Inc.                              31,850                                  31,850
            SBC Communications, Inc.                                140,450             21,600              162,050
            Verizon Communications                                  112,850              3,000              115,850

UTILITIES - 2.0%
            American Electric Power  Company, Inc.                   13,460                                  13,460
            El Paso Energy Corporation                               20,759                                  20,759
            Enron Corp.                                              31,180                                  31,180
            Entergy Corporation                                       9,290                                   9,290
            Exelon Corporation                                       13,260                                  13,260
            Southern Company                                         28,270                                  28,270
 (a)<F10>   The AES Corporation                                      22,070                                  22,070
            Williams Companies, Inc.                                 21,300             25,000               46,300

                                                                                    Market Value

                                                                S&P 100 PLUS         ACHIEVERS           PRO FORMA
                                                                    FUND                FUND              COMBINED
                                                                ------------         ---------           ---------

COMMON STOCK - 98.7%

CONSUMER  DISCRETION - 13.1%
 (a)<F10>   AOL Time Warner Inc.                                  6,173,026            405,730            6,578,756
            Black & Decker Corporation                              112,175                                 112,175
 (a)<F10>   Clear Channel Communications, Inc.                      930,128                                 930,128
            Eastman Kodak Company                                   294,566                                 294,566
            Ford Motor Co                                           977,445                                 977,445
            General Motors Corporation                              936,311                                 936,311
 (a)<F10>   Harrah's Entertainment, Inc.                            143,902                                 143,902
 (a)<F10>   Kohl's Corporation                                                         722,930              722,930
            Limited (The), Inc.                                     197,578                                 197,578
            May Department Stores Company                           392,810                                 392,810
            McDonald's Corporation                                1,087,901                               1,087,901
            McGraw-Hill Companies, Inc.                                                893,860              893,860
            Radioshack Corporation                                  193,673                                 193,673
            Sears, Roebuck and Co.                                  540,842                                 540,842
            Target Corporation                                                         467,250              467,250
            The Home Depot, Inc.                                  3,738,512                               3,738,512
 (a)<F10>   Toys R Us, Inc.                                         161,880                                 161,880
 (a)<F10>   Viacom Inc.                                           2,736,059                               2,736,059
            Wal-Mart Stores, Inc.                                10,445,508            771,000           11,216,508
            Walt Disney Company                                   1,619,933                               1,619,933
                                                                                                         ----------
                                                                                                         33,943,019     13.1%
                                                                                                         ----------

CONSUMER STAPLES - 9.1%
            Anheuser-Busch Companies, Inc.                                             416,600              416,600
            Avon Products, Inc.                                     466,895                                 466,895
            Campbell Soup Company                                   470,196                                 470,196
            Coca-Cola Company                                     4,269,460                               4,269,460
            Colgate-Palmolive Company                             1,319,509                               1,319,509
            Gillette Company                                      1,369,514                               1,369,514
            Heinz (H.J.) Company                                    616,229                                 616,229
            Kimberly-Clark Corporation                                                 555,100              555,100
            Kraft Foods, Inc.                                                          337,500              337,500
            PepsiCo, Inc.                                         3,598,695            974,200            4,572,895
 (a)<F10>   Philip Morris Companies Inc.                          4,165,200                               4,165,200
            Procter & Gamble Company                              3,947,968                               3,947,968
            Ralston Purina Group                                    419,056                                 419,056
            Sara Lee Corporation                                    713,949                                 713,949
                                                                                                         ----------
                                                                                                         23,640,071     9.1%
                                                                                                         ----------

ENERGY - 5.7%
            Baker Hughes Incorporated                               496,246            496,246
            ChevronTexaco Corporation                                                  442,750              442,750
            Exxon Mobil Corporation                              11,309,131            986,250           12,295,381
            Halliburton Company                                     432,569                                 432,569
            Schlumberger Limited                                  1,157,722                               1,157,722
                                                                                                         ----------
                                                                                                         14,824,668     5.7%
                                                                                                         ----------

FINANCIAL SERVICES - 16.0%
            American Express Company                              1,635,425                               1,635,425
            American International Group,  Inc.                   8,555,296            943,200            9,498,496
            Bank of America Corporation                           3,899,239                               3,899,239
            Bank One Corporation                                  1,603,409                               1,603,409
            Citigroup Inc.                                        9,520,963            986,236           10,507,199
            Fannie Mae                                                                 809,600              809,600
            J.P. Morgan Chase & Co.                               2,912,250                               2,912,250
            Lehman Brothers Holdings Inc.                           623,351                                 623,351
            MBNA Corporation                                                           138,050              138,050
            Merrill Lynch & Co., Inc.                             1,523,293                               1,523,293
            Morgan Stanley Dean Witter & Co.                      2,194,551                               2,194,551
            The Hartford Financial Services Group, Inc.             507,060                                 507,060
            US Bancorp                                            1,415,804                               1,415,804
            Washington Mutual, Inc.                                                    452,850              452,850
            Wells Fargo & Company                                 2,821,090            987,500            3,808,590
                                                                                                         ----------
                                                                                                         41,529,167     16.0%
                                                                                                         ----------

HEALTH CARE - 16.1%
 (a)<F10>   Amgen, Inc.                                           2,488,148            852,300            3,340,448
            Baxter International Inc.                             1,189,902                               1,189,902
            Bristol-Myers Squibb Company                          4,313,949                               4,313,949
            Cardinal Health, Inc.                                                    1,207,980            1,207,980
            CIGNA Corporation                                       465,831                                 465,831
            HCA-The Healthcare Company                              879,262                                 879,262
            Johnson & Johnson                                     7,905,294          1,274,020            9,179,314
 (a)<F10>   MedImmune, Inc.                                         345,704                                 345,704
            Medtronic, Inc.                                                            604,500              604,500
            Merck & Co., Inc.                                     6,089,388                               6,089,388
            Pfizer, Inc.                                         11,010,901          1,047,500           12,058,401
            Pharmacia Corporation                                 2,184,838                               2,184,838
                                                                                                         ----------
                                                                                                         41,859,517     16.1%
                                                                                                         ----------

INDUSTRIALS - 11.3%
            Burlington Northern Santa Fe Corporation                442,280            442,280
 (a)<F10>   Concord EFS, Inc.                                                          492,660              492,660
            Delta Air Lines, Inc.                                   117,272                                 117,272
 (a)<F10>   FedEx Corporation                                       529,110                                 529,110
            First Data Corporation                                                     472,990              472,990
            General Dynamics Corporation                            678,912                                 678,912
 (b)<F10>   General Electric Company                             15,047,525            910,250           15,957,775
            Honeywell International Inc.                            984,310                                 984,310
            Minnesota Mining and Manufacturing Company            1,718,095                               1,718,095
            Norfolk Southern Corporation                            267,498                                 267,498
            Raytheon Company                                        458,917                                 458,917
            Rockwell International  Corporation                     105,417                                 105,417
            The Boeing Company                                    1,196,094                               1,196,094
            Tyco International Ltd.                               3,972,478            982,800            4,955,278
            United Technologies  Corporation                      1,054,088                               1,054,088
                                                                                                         ----------
                                                                                                         29,430,696     11.3%
                                                                                                         ----------

MATERIALS - 2.1%
            Alcoa Inc.                                            1,168,497                               1,168,497
            Allegheny Technologies, Inc.                             48,840                                  48,840
            Boise Cascade Corporation                                69,401                                  69,401
            Dow Chemical Company                                  1,232,910                               1,232,910
            DuPont (E.I.) de Nemours and  Company                 1,742,364                               1,742,364
            International Paper Company                             721,012                                 721,012
            Weyerhaeuser Company                                    458,673                                 458,673
                                                                                                         ----------
                                                                                                          5,441,697     2.1%
                                                                                                         ----------

TECHNOLOGY - 18.0%
 (a)<F10>   Amdocs Limited                                                             130,550              130,550
 (a)<F10>   Applied Materials, Inc.                                                    272,880              272,880
 (a)<F10>   Cisco Systems, Inc.                                   5,185,642                               5,185,642
 (a)<F10>   Computer Sciences Corporation                           253,884                                 253,884
 (a)<F10>   EMC Corporation                                       1,139,107            123,200            1,262,307
 (a)<F10>   Flextronics International Ltd.                                             278,600              278,600
            Hewlett-Packard Company                               1,375,179                               1,375,179
            Intel Corporation                                     6,820,994            732,600            7,553,594
            International Business  Machines Corporation          7,718,359                               7,718,359
            Linear Technology Corporation                                              970,000              970,000
 (a)<F10>   Lucent Technologies, Inc.                               955,487                                 955,487
 (a)<F10>   Microsoft Corporation                                13,018,041            697,800           13,715,841
 (a)<F10>   National Semiconductor  Corporation                     193,551                                 193,551
            Nokia Corp - ADR                                                           307,650              307,650
            Nortel Networks Corp.                                   751,872                                 751,872
 (a)<F10>   Oracle Corporation                                    3,172,226                               3,172,226
 (a)<F10>   SunGard Data Systems, Inc.                                                 252,000              252,000
            Texas Instruments Inc.                                2,051,387                               2,051,387
 (a)<F10>   Unisys Corporation                                      116,804                                 116,804
            Xerox Corporation                                       203,350                                 203,350
                                                                                                         ----------
                                                                                                         46,721,163     18.0%
                                                                                                         ----------

TELECOMMUNICATION - 5.4%
            AT&T Corp.                                            1,815,665                               1,815,665
 (a)<F10>   Nextel Communications, Inc.                             253,208                                 253,208
            SBC Communications, Inc.                              5,352,550            823,176            6,175,726
            Verizon Communications                                5,621,059            149,430            5,770,489
                                                                                                         ----------
                                                                                                         14,015,088     5.4%
                                                                                                         ----------

UTILITIES - 2.0%
            American Electric Power  Company, Inc.                  563,974                                 563,974
            El Paso Energy Corporation                            1,018,437                               1,018,437
            Enron Corp.                                             433,402                                 433,402
            Entergy Corporation                                     360,916                                 360,916
            Exelon Corporation                                      557,848                                 557,848
            Southern Company                                        675,653                                 675,653
 (a)<F10>   The AES Corporation                                     305,670                                 305,670
            Williams Companies, Inc.                                614,931            721,750            1,336,681
                                                                                                         ----------
                                                                                                          5,252,581     2.0%
                                                                                                         ----------

(a)<F10>    Non-income producing
(b)<F11>    Segregated as collateral against futures

                            NORTH TRACK FUNDS, INC.

                    NOTES TO PRO FORMA FINANCIAL STATEMENTS
                                  (UNAUDITED)

1.   BASIS OF COMBINATION:
     --------------------

     The unaudited Pro Forma Combined Balance Sheet, Statement of Operations, and Schedule of Investments reflect the accounts of the S&P 100 Plus Fund and the Achievers Fund as if the proposed reorganization occurred as of and for the fiscal year ended October 31, 2001. These statements have been derived from books and records utilized in preparing the annual reports for the year ended October 31, 2001.

     The Plan of Reorganization and Liquidation provides that, at the time the reorganization becomes effective, substantially all of the assets of the Achievers Fund net of its liabilities will be transferred to and acquired by the S&P 100 Plus Fund. Shares of the S&P 100 Plus Fund received by the Achievers Fund in the transaction would then be distributed pro rata to shareholders of the Achievers Fund, and the Achievers Fund would be dissolved and discontinued as a separate mutual fund series of North Track Funds, Inc. The pro forma statements give effect to the proposed transfer described above.

     Under the purchase method of accounting for business combinations under generally accepted accounting principles, the basis of the assets of the Achievers Fund in the records of the S&P 100 Plus Fund will be the fair market value of such assets on the closing date of the transaction. It is anticipated that S&P 100 Plus Fund will recognize no gain or loss for federal tax purposes on its issuance of shares in the reorganization. For accounting purposes, the S&P 100 Plus Fund is the surviving fund of this reorganization. The pro forma statements reflect the combined results of operations of the Achievers Fund and the S&P 100 Plus Fund. However, should such reorganization be effected, the statements of operations of the S&P 100 Plus Fund will not be restated for precombination period results.

     The Pro Forma Combined Balance Sheet, Statement of Operations, and Schedule of Investments should be read in conjunction with the historical financial statements of the S&P 100 Plus Fund and the Achievers Fund incorporated by reference in the Statement of Additional Information.

     The Achievers Fund and the S&P 100 Plus Fund are separate series of North Track Funds, Inc., which is registered as an open-end management investment company under the Investment Company Act of 1940.

     Service Providers:
     -----------------

     B.C. Ziegler and Company ("Ziegler") currently serves as investment advisor, distributor and administrator of the S&P 100 Plus Fund and Achievers Fund and will continue to serve in such capacities for the combined fund following the proposed reorganization. Ziegler is a wholly-owned subsidiary of The Ziegler Companies, Inc. PFPC Global Services is the Funds' transfer and dividend disbursing agent and will continue to serve in such capacity for the combined fund following the Reorganization. The rates at which these services will be provided to the combined fund are the same as those at which the services are currently provided to the S&P 100 Plus Fund.

     Classes of Shares:
     -----------------

     Each of the S&P 100 Plus Fund and the Achievers Fund issues three classes of shares, Class A shares, Class B shares and Class C Shares. The Class A, B and C shares of the S&P 100 Plus Fund have identical sales charge structures and distribution fees as the Class A, B and C shares of the Achievers Fund. The three classes have identical rights and privileges except with respect to sales charges, fees paid under distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters affecting a single class of shares, and the exchange privilege of each class of shares. Class A shares are subject to an initial sales charge. Class B shares are subject to a contingent deferred sales charge. Class B shares are subject to both an initial sales charge and a contingent deferred sales charge.

     Management Fees:
     ---------------

     The S&P 100 Plus Fund and Achievers Fund compensate Ziegler for its services as investment advisor at different rates. The S&P 100 Plus Fund pays Ziegler a management fee at an annual rate equal to 0.575% of the first $20,000,000 of average daily net assets, 0.45% of the next $30,000,000, 0.40% of the next $50,000,000, 0.35% of the next $400,000,000, and 0.30% thereafter.
This will continue to be the rate structure after the reorganization. The Achievers Fund pays Ziegler a management fee at an annual rate equal to 0.75% of the first $250,000,000 of average daily net assets, 0.70% of the next $250,000,000 and 0.65% thereafter. All such fees are accrued daily and paid monthly.

     Pro Forma Adjustments and Pro Forma Combined Columns:
     ----------------------------------------------------

     The pro forma adjustments and pro forma combined columns of the statements of operations reflect the adjustments necessary to show expenses at the rates which would have been in effect if the Achievers Fund was included in the S&P 100 Plus Fund for the year ended October 31, 2001. Management, Administration and 12b-1 fees in the pro forma combined column are calculated at the rates in effect for the S&P 100 Plus Fund based upon the combined net assets of the Achievers Fund and the S&P 100 Plus Fund.

     The pro forma Balance Sheet and Schedule of Investments give effect to the proposed transfer of such assets as if the reorganization had occurred on October 31, 2001.

     Prior to the reorganization, the Achievers Fund will need to dispose of its portfolio securities that are ineligible for investment by the S&P 100 Plus Fund (i.e., those that do not make up the S&P 100 Index). If the Achievers Fund were to have disposed of such securities as of October 31, 2001, it would have recognized a capital gain of $499,270, offset by the Fund's capital loss carryforward on such date of $1,289,314.

     The S&P 100 Plus Fund is expected to dispose of a portion of the portfolio securities of the Achievers Fund received in the Reorganization in order to rebalance the stocks held by the S&P 100 Plus Fund to be more consistent with their relative weightings on the S&P 100 Index. If such rebalancing dispositions were to have been made by the S&P 100 Plus Fund as of October 31, 2001 (immediately following the Reorganization), they would have generated capital gains of $1,089,008, offset by the Fund's capital loss carryforward on such date of $2,753,885.

     2.   PORTFOLIO VALUATION, SECURITIES TRANSACTIONS AND RELATED INCOME:
          ---------------------------------------------------------------

     Securities are valued at market value. Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

     Security transactions are accounted for on a trade date basis. Net realized gains or losses from sales of securities are determined on the specific identification cost method. Interest income and expenses are recognized on the accrual basis. Dividends are recorded on the ex-divided date. Interest income, including any discount or premium, is accrued as earned using the effective interest method.

                            NORTH TRACK FUNDS, INC.

Part C.  Other Information

Item 15.  Indemnification
          ---------------

          Article IX of North Track's Bylaws provide indemnification rights of North Track's directors and officers, as set forth below:

          Section 9.1  Indemnification of Officers, Directors, Employees and
          ------------------------------------------------------------------
          Agents.  The Corporation shall indemnify each person who was or is a
          ------
          party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative ("Proceeding"), by reason of the fact that he is or was a Director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a Director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against all expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such Proceeding to the fullest extent permitted by law; provided that:

               (a) whether or not there is an adjudication of liability in such Proceeding, the Corporation shall not indemnify any person for any liability arising by reason of such person's willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office or under any contract or agreement with the Corporation ("disabling conduct"); and

               (b)  the Corporation shall not indemnify any person unless:

                    (1) the court or other body before which the Proceeding was brought (i) dismisses the Proceeding for insufficiency of evidence of any disabling conduct, or (ii) reaches a final decision on the merits that such person was not liable by reason of disabling conduct; or

                    (2) absent such a decision, a reasonable determination is made, based upon a review of the facts, by (i) the vote of a majority of a quorum of the Directors of the Corporation who are neither interested persons of the Corporation as defined in the Investment Company Act of 1940 nor parties to the Proceeding, or (ii) if such quorum is not obtainable, or even if obtainable, if a majority of a quorum of Directors described in paragraph (b)(2)(i) above so directs, by independent legal counsel in a written opinion, that such person was not liable by reason of disabling conduct.

               Expenses (including attorneys' fees) incurred in defending a Proceeding will be paid by the Corporation in advance of the final disposition thereof upon an undertaking by such person to repay such expenses (unless it is ultimately determined that he is entitled to indemnification), if:

                    (1) such person shall provide adequate security for his undertaking;

                    (2) the Corporation shall be insured against losses arising by reason of such advance; or

                    (3)  a  majority  of  a  quorum  of  the  Directors  of  the
                    Corporation who are neither interested persons of the Corporation as defined in the Investment Company Act of 1940 nor parties to the Proceeding, or independent legal counsel in a written opinion, shall determine, based on a review of readily available facts, that there is reason to believe that such person will be found to be entitled to indemnification.

          Section 9.2  Insurance of Officers, Directors, Employees and Agents.
          -------------------------------------------------------------------
          The Corporation may purchase and maintain insurance on behalf of any person who is or was a Director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a Director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in or arising out of his position. However, in no event will the Corporation purchase insurance to indemnify any such person for any act for which the Corporation itself is not permitted to indemnify him.

Item 16.  Exhibits
          --------

          See Exhibit Index  following the Signature  Page of this  Registration
          Statement,  which  Exhibit  Index  is  incorporated  herein  by   this
          reference.

Item 17.  Undertakings
          ------------

          (1)  Not applicable.

          (2)  Not applicable.

          Registrant undertakes that it will file, by post-effective amendment, an opinion of counsel supporting the tax consequences of the Reorganization within a reasonable time after receipt of such opinion.

                                   SIGNATURES

     As required by the Securities Act of 1933, this Registration Statement on Form N-14 has been signed on behalf of the Registrant, in the City of Milwaukee, and State of Wisconsin, on the 29th day of January, 2002.

                                   NORTH TRACK FUNDS, INC.

                                   By:  /s/Robert J. Tuszynski
                                        ---------------------------------------
                                        Robert  J.  Tuszynski,   President  and
                                          Chief Executive Officer


     As required by the Securities Act of 1933, this Registration Statement on Form N-14 has been signed on this 29th day of January, 2002 by the following persons in the capacities indicated.

SIGNATURE                          TITLE
---------                          -----

/s/Robert  J.  Tuszynski
------------------------------     President and Chief Executive Officer
Robert J. Tuszynski                (Principal Executive Officer)

/s/Franklin P. Ciano
------------------------------     Chief Financial Officer and Treasurer
Franklin P. Ciano                  (Principal Financial and Accounting Officer)

/s/Peter D. Ziegler
------------------------------
Peter D. Ziegler                   Director and Chairman of the Board

/s/Ralph J. Eckert
------------------------------
Ralph J. Eckert                    Director

/s/James G. DeJong
------------------------------
James G. DeJong                    Director

/s/Steven Kent
------------------------------
Steven Kent                        Director

/s/Marcia L. Wallace
------------------------------
Marcia L. Wallace                  Director

By:/s/Robert J. Tuszynski
   -------------------------------
   Robert J. Tuszynski, Attorney-in-fact
   pursuant to a Power of Attorney dated
   January 29, 2002

                               NORTH TRACK FUNDS

                                EXHIBIT TO INDEX
                                       TO
                      REGISTRATION STATEMENT ON FORM N-14

EXHIBIT
NUMBER       DESCRIPTION
------       -----------

(1)(a)       Amended and Restated Articles of Incorporation*<F5>

(1)(b)       Articles Supplementary dated February 29, 2000*<F5>

(2)          By-Laws*<F5>

(3)          None

(4)          Plan of Reorganization and Liquidation for the Achievers Fund

(5)          None

(6)(a)       Investment Advisory Agreement with B.C. Ziegler and Company*<F5>

(6)(b) Sub-Advisory Agreement with Geneva Capital Management for the Managed Growth Fund*<F5>

(7)(a) Amended and Restated Distribution Agreement and Amendment No. 1 thereto*<F5>

(7)(b)       Form of Selected Dealers Agreement*<F5>

(8)          None

(9)          Custodian Agreement with Union Bank of California*<F5>

(10)(a)      Amended and Restated Distribution Plan*<F5>

(10)(b)      Rule 18f-3 Plan*<F5>

(11) Opinion of Counsel regarding the legality of securities being registered, and Consent of Counsel

(12) Opinion of Counsel regarding certain tax matters and consequences to shareholders, and Consent of Counsel**<F6> (Draft is included)

(13)(a) Transfer and Dividend Disbursing Agent Agreement with PFPC Global Services*<F5>

(13)(b)      Administration Agreement*<F5>

(13)(c)      Accounting/Pricing Agreement*<F5>

(13)(d)      License Agreement with Pacific Stock Exchange Incorporated*<F5>

(13)(e)      License Agreement with Standard & Poor's*<F5>

(13)(f)      License Agreement with Dow Jones*<F5>

(13)(g) Shareholder Servicing Agreement for Class X Retail Shares of the Cash Reserve Fund*<F5>

(13)(h)      Administrative Services Agreement for Cash Reserve Fund*<F5>

(14)         Consent of Independent Public Accountants (Arthur Andersen LLP)

(15)         None

(16)         Power of Attorney

(17)         None

*<F5> Previously filed as part of the Registrant's Registration Statement on Form N-1A (Reg. No. 33-12 and 1940 Act File No. 811-4401), or an amendment thereto, and incorporated herein by reference.

**<F6> Final opinion to be filed by post-effective amendment to this Registration Statement on Form N-14.